Exhibit 10.3
REDEVELOPMENT PROJECT LEASE

BY AND BETWEEN

THE CITY OF EAST CHICAGO, INDIANA

AND SHOWBOAT MARINA PARTNERSHIP

REDEVELOPMENT PROJECT LEASE
     THIS REDEVELOPMENT PROJECT LEASE (“Lease”), made and entered into as of the 19th day of October, 1995, by and between the CITY OF EAST CHICAGO, DEPARTMENT OF REDEVELOPMENT, existing pursuant to Indiana Code 36-7-14 (the “City”) and SHOWBOAT MARINA PARTNERSHIP, an Indiana general partnership (“Tenant”),
WITNESSETH THE FOLLOWING:
Recitals:
     A. Pursuant to IC 36-7-14 and IC 36-7-25 (collectively, the “Act”), the Indiana General Assembly has authorized redevelopment commission to approve plans for and determine that geographic areas within redevelopment districts are redevelopment areas.
     B. The East Chicago Redevelopment Commission (the “Commission”), pursuant to the provisions of IC 36-7-14-41 and Resolution No. 1165 and 1166, established a redevelopment area within the East Chicago Redevelopment District known as the Lake Front Development Area (the “Area”) and adopted a redevelopment plan for the Area, which resolution and Plan were amended by Resolution No. 1213 (collectively, the “Plan”).
     C. The Commission has determined, in order to fulfill the purposes and objectives of the Plan, to acquire certain real property within the Area, and has acquired certain real property in accordance with the provisions of applicable law.
     D. The Commission has, pursuant to and in accordance with the provisions of the Act, offered the real property so acquired for lease and has received an offer from Tenant for the lease of said real property which is in accordance with offering documents and meets the requirements and fulfills the purposes and objectives of the Plan.
     E. The Commission has determined that the development of the Redevelopment Project (as defined herein) as proposed in Tenant’s offer will be beneficial to the citizens are taxpayers of East Chicago, Indiana, and that it is in the best interests of the citizens and taxpayers of the East Chicago Redevelopment District for the City to enter into a lease as set forth herein.
     F. Pursuant to and in furtherance of the foregoing, the parties desire to enter into this lease.

Lease Agreement
     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants of the parties herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the City hereby demises and lets to Tenant, and Tenant hereby leases from the City, the Leased Premises, for the term and upon the covenants, terms and conditions herein contained, and in connection therewith the parties now agree as follows:
ARTICLE I.
Leased Premises
     Section 1.01. Description of the Leased Premises. The Leased Premises shall be and consist of certain real property described in Exhibit “A” attached hereto and incorporated herein by this reference and all rights, privileges, easements and other interests appurtenant to such Leased Premises (collectively called the “Leased Premises”). Upon the completion of any survey required or permitted hereunder, the legal description contained in Exhibit “A” shall be amended to reflect the legal description included in such survey to the extent such legal description differs from the description in Exhibit “A” attached hereto. To the extent required or permitted under this Lease, Tenant shall have the right to construct upon the Leased Premises any and all buildings, structures and improvements and to make any alterations thereof for the Redevelopment Project as described in Section 5.02.
     Section 1.02. Leasehold Title Insurance. Prior to the Possession Date, Tenant may obtain a commitment issued by Chicago Title Insurance Company (the “Title Company”) for a leasehold policy of title insurance, in which commitment said insurance company shall agree that, after execution, delivery and recordation of a memorandum of this Lease and payment of the applicable premium, it will insure, for to be determined by Tenant Dollars ($    ) Tenant’s leasehold interest in the Leased Premises, subject only to current nondelinquent real estate taxes and such other matters as Tenant shall agree to in writing and with such policy endorsements as Tenant or any Provider may request. Tenant shall provide a copy of the commitment to City. In the event Tenant deems unacceptable any defect in title or other matter disclosed in such commitment or any refusal of the Title Company to agree to issue any policy endorsement (“Title Defect”), Tenant may either waive such Title Defect or may give written notice to City of such Title Defect, and City shall have fifteen (15) days in which to cure such Title Defect. In the event City fails to effect such a cure, Tenant may terminate this Lease by written notice to City and obtain a refund of any sums paid as rental to the date of such notice, or Tenant may waive such Title Defect.
     Section 1.03. Boundary Survey. Prior to the Possession Date, Tenant may, at Tenant’s expense, obtain a boundary survey of the Leased Premises. Such survey shall be prepared to the standards for an Indiana Land Title Association Minimum Standard Detail Survey and shall certify as to whether any portion of the Leased Premises is located within a flood hazard zone. Tenant shall provide a copy of the survey to City. Such survey shall contain such other certifications as Tenant or any Provider may request. In the event the survey discloses any matter that is unacceptable to Tenant, Tenant may either waive such matter or may give written notice to City of such unacceptable matter, and City shall have fifteen (15) days in which to cure such matter. In the event City fails to effect such a cure, Tenant may terminate this Lease by written notice to City and obtain a refund of any sums paid as rental to the date of such notice, or Tenant may waive such matter.
     Section 1.04. Environmental Assessment. Prior to the Possession Date, Tenant may conduct such environmental assessments as it deems prudent in its sole discretion. Tenant shall provide copies to City of any such environmental assessments performed. If such assessments reveal environmental conditions that are not acceptable to Tenant, Tenant may terminate this Lease by giving notice thereof in writing to the City, if, within fifteen (15) days after notice of such condition, the City refuses to undertake a cure of such environmental condition. If the City undertakes a cure of any such environmental condition, it shall complete such cure diligently to the satisfaction of Tenant and any Provider.
     Section 1.05. Covenants of the City. The City’s demise to Tenant hereunder is expressly made subject to the following:
(a)	The lien of real estate taxes, if any, and all general and special governmental assessments, dues, charges and impositions not delinquent;

(b)	All easements, restrictions, agreements, covenants and other matters of record to which Tenant consents in writing;

(c)	The rights of the public to reasonable access to the marina basin adjacent to the real estate conveyed to the City by the East Chicago Park and Recreation Board pursuant to a Quitclaim Deed dated May 17, 1994 and the beach area located on the eastern portion of the such real estate, which areas shall be administered by the East Chicago Park and Recreation Department, which rights shall be incorporated in an appropriate easement(s) agreement among the City, the Tenant and the East Chicago Park and Recreation Board.

ARTICLE II.
Term
     Section 2.01. Term and Holdover. The term of this Lease shall be deemed to have commenced on the date that Tenant receives from the Indiana Gaming Commission a certificate of suitability as authorized under regulations of said Commission (the “Commencement Date”). The parties shall execute a separate writing acknowledging the Commencement Date), which shall be recorded in the Office of the Recorder of Lake County, Indiana. This Lease shall continue to and including the thirtieth anniversary of the Commencement Date or the last day of any renewal term under Section 2.04 hereof, (the “Termination Date”), unless sooner terminated under the provisions of this Lease (the “Term”). In the event that Tenant remains in possession of the Leased Premises with the consent of the City after the expiration of this Lease, without any extension or renewal of the Term, Tenant shall be deemed to be a tenant from month-to-month, at a monthly rental of one-twelfth (1/12) the then current rental of the Leased Premises and subject to all other covenants, terms and conditions of this Lease, insofar as applicable to a month-to-month, tenancy. Such month-to-month tenancy shall be terminable by either party upon thirty (30) days written notice to the other, delivered as of and prior to the end of any calendar month. The exercise by Tenant of its right under Section 17.02 of this Lease to enter the Leased Premises during the sixty (60) day period following the expiration of this Lease for the purpose of removing of trade fixtures, business equipment and personal property from the Leased Premises to the extent permitted by Section 17.02 of this Lease shall not be deemed to constitute a holding over or create a tenancy from month-to month hereunder. Tenant shall, however, during such period continue to be bound by the duties, covenants and agreements of Tenant under this Lease, including, without limitation, the covenants and agreements relating to insurance and indemnification, excepting only the obligation to pay rent.
     Section 2.02. Early Termination by Tenant. At any time subsequent to the eighth anniversary of the Commencement Date, in the event that Tenant, in its sole discretion, shall determine that it is no longer economically feasible to operate the Redevelopment Project, Tenant may terminate this lease upon ninety (90) days written notice to the City. Upon termination, the Tenant shall pay, in a lump sum, an amount equal to one year’s annual rental at the time of termination. The duties and obligation of the parties in the event of an early termination under this Section shall be the same as the duties and obligations of the parties set forth in this Lease upon expiration of this Lease at the end of its full term.
     Section 2.03. License Contingency. The City acknowledges that the ability of Tenant to perform its obligations under this Lease is contingent upon Tenant acquiring from the State of Indiana a license to operate a riverboat gaming casino. In the event that (a) a person other than Tenant is issued such license or (b) Tenant has not received a certificate of suitability under the regulations of the Indiana Gaming Commission within three (3) years of the date of the Commencement Date, does not have its license renewed, or has its license revoked or suspended, either party may terminate this Lease by written notice to the other party. In the event the Lease is not so terminated, the obligations of the parties shall continue hereunder, except that any obligations of Tenant hereunder relating to the operation of a riverboat gaming casino shall be suspended until such time, if any, that Tenant obtains a certificate of suitability, a renewal of its license, or the issuance of a license that has been suspended or revoked. In the event the Lease is terminated and all or a portion of the Leased Premises is subsequently leased to a person other than Tenant who has obtained a license to operate a riverboat gaming casino, Tenant shall be reimbursed by such new tenant for all its costs and expenses incurred in connection with the work described in Section 5.01 hereof, which costs shall be documented to the City’s reasonable satisfaction, and the City shall also use its good faith efforts to cause any new tenant of the Leased Premises to reimburse Tenant for all leasehold expenditures made by Tenant to the date of termination, including, but not limited to, rental payments made and the costs and expenses of all leasehold improvements, fixtures and equipment. Tenant reserves the right upon termination of the Lease for the reasons stated in the Section 2.03 to demolish or remove all leasehold improvements, fixtures and equipment constructed of installed by it, in which event the City shall have no obligation under the preceding sentence to seek reimbursement of the costs of leasehold improvements to the extent such have been demolished or removed.
     Section 2.04. Renewal Terms. The term of this Lease may be extended for two (2) additional thirty (30) year terms at the election of the Tenant in writing, which election may be made at any time prior to the expiration of the then existing term.
     Section 2.05. Early Possession. Tenant shall be entitled to exclusive possession of the Leased Premises from and after the Possession Date, and the parties shall be bound by the terms and provisions of this Lease from and after the Possession Date, provided that Tenant shall not be obligated to pay any annual rental payment (except for the 1/2 payment payable upon execution hereof as provided in Section 4.01) until the Commencement Date.
ARTICLE III.
Definitions
     The following terms, whenever appearing in this Lease with initial capital letters, shall have the respective meanings set forth or referred to in this Article III:
(a)	“Condemnation Proceeds” shall mean the total aggregate award resulting from any condemnation proceedings with respect to the Leased Premises and Redevelopment Project, exclusive of any award to Tenant or any of its sublessees or licensees as an award for loss of business or moving expenses.

(b)	“Construction Period” shall mean the period during which the Redevelopment Projects is initially constructed.

(c)	“Constructive Total Taking” shall mean a taking in a condemnation proceeding of such scope that the remaining portion of the Leased Premises and

Redevelopment project would be insufficient to permit the economically feasible operation of the Leased Premises and Redevelopment Project.

(d)	“Environmental Laws” shall mean federal, state and local laws and implementing regulations, effective on or after the Commencement Date, relating to pollution or protection of the environment, including laws or regulations relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including without limitation ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminates, chemical or industrial, toxic or hazardous substances or wastes. Such laws shall include, but not be limited to, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. § 9601, et seq (“CERCLA”), the Resource Conservation and Recovery Act, as amended, 42 U.S.C. § 3251, et seq. the Federal Water Pollution Control Act, as amended, 33 U.S.C. § 466 et seq. (“Clean Water Act”), and Indiana Code, Title 13 - Environment, as amended.

(e)	“Event of Default” shall have the meaning set forth in Section 11.01 herein.

(f)	“Possession Date” shall mean the date upon which the City receives written notice from Tenant of Tenant’s election to take possession of the Leased Premises.

(g)	“Redevelopment Project” shall have the meaning set forth in Section 5.02 herein.

(h)	“Provider” shall mean an entity empowered to make loans, enter into other financing arrangements, own, lease, purchase or sell property or by any other means provide for buildings and other improvements and equipment on real estate, and the acquisition and disposal of interests in such buildings, improvements, equipment and real estate which furnishes to Tenant (its successors and assigns) the primary source of funds, buildings, improvements, equipment or other things secured by or in connection with any mortgage, assignment, lease, sublease, purchase subject to seller’s right of repurchase or other encumbrance, financing, sale or lease document or agreement whatsoever, relating to the financing, refinancing, construction, sale, lease or development of the Redevelopment Project.

(i)	“Termination Date” shall have the meaning set forth in Article II herein.

(j)	“Trustee” shall have the meaning set forth in Article XXII herein.

(k)	“Unavoidable Delays” shall mean any delay in the achievement of any deadline required under this Lease by reason of fire, casualty, strikes, lockout, labor troubles, failure of power, governmental authority, riots, insurrection, war or other reason of like nature, or failure of timely performance by the other party which delay, hindrance or prevention of performance is not within the reasonable control of the party obligated to perform and is not avoidable by reasonable diligence.
ARTICLE IV.
Lease Consideration
      Section 4.01. Rent. This consideration for this Lease shall be (a) an annual rental of Four Hundred Thousand Dollars ($400,000.00), subject to the adjustments as provided below, through the Term and any extension of the Term pursuant to Section 2.04 and (b) Tenant’s undertakings for the development of the Redevelopment project on the Leased Premises as described in Section 5.02. The annual rental shall be payable to the City on the Commencement Date and on each anniversary of the Commencement Date by check subject to collection at the address of the City specified in Article XX hereinbelow, provided that the first annual rental payment shall be paid one-half (1/2)upon execution of this Lease and one-half (1/2) upon the Commencement Date.
      Section 4.02. Adjustments to Annual Rent. The annual rental payable hereunder shall be adjusted beginning on the third anniversary date of the Commencement Date and on the same date of every third year thereafter, each such date being called a Rental Adjustment Date. Such adjustments shall be based upon increases in the Consumer price Index (hereinafter the “Index”), all items, published by the Bureau of Labor Statistics, United States Department of Labor. In computing the rental adjustment for each Rental Adjustment Date (the “Current Rental Adjustment Date”) the Index last published preceding the last preceding Rental Adjustment Date (the “Prior Rental Adjustment Date”) or preceding the Commencement Date in event of the first adjustment), shall be the base Index for purposes of calculating the annual rental for the three (3) year period commencing on the Current Rental Adjustment Date. Any increase in the Index from the base Index to the Index last published preceding the Current Rental Adjustment Date shall be computed as a percentage and the annual rental to be paid by Tenant during the three (3) year period commencing on the Current Rental Adjustment Date shall be the annual rental payable by Tenant for the period immediately prior to the Current Rental Adjustment Date multiplied by the sum of One Hundred Percent (100%) plus such change in the Index; but shall in no event be less than the annual rental payable by Tenant for the period immediately prior to the Current Rental Adjustment Date. Notwithstanding the foregoing the rental adjustment made for any Rental Adjustment Date shall not exceed. One Hundred Five Percent (105%) of the annual rental determined on the Prior Rental Adjustment Date (or the Commencement Date in the event of the first adjustment).

ARTICLE V.
Construction of Redevelopment Project
Section 5.01. The City’s Assistance.
(a)	The City shall in good faith take all procedural steps that are reasonably and lawfully required and necessary to enable the Tenant, its sublessees and/or a not-for-profit building corporation to finance and construct a breakwall, public parking facility, roadwork for ingress and egress and utilities (sewer, water, gas, electric, etc.) to the Redevelopment Project. The parties acknowledge that such activity is to be financed through a lease financing under applicable Indiana statutes.
Section 5.02. Redevelopment Project. The “Redevelopment Project” shall mean:
(a)	The development and construction of a first class riverboat casino to be developed and operated by Tenant, as licensed to do so under the provisions of IC 4-33, which may include land-based facilities, including, but not limited to restaurants, entertainment facilities and parking areas, and other facilities or uses necessary and desirable for the operation of the riverboat casino, all in accordance with the provisions of the Lakefront Development Area Redevelopment Plan, as amended, and substantially in accordance with Tenant’s bid submitted to City on August 9, 1994.

(b)	Any and all buildings, structures, improvements, fixtures, equipment and appurtenances necessary or incidental to the construction, maintenance and operation of the project described in paragraph (a) and any alterations thereof.
      Section 5.03. Completion of the Redevelopment Project. Tenant shall within one hundred eighty (180) days after receipt of a certificate of suitability from the Indiana Gaming Commission cause the commencement of construction of the Redevelopment Project and diligently pursue such construction to completion in a good and workmanlike manner. Tenant shall use its best efforts to cause the construction of the Redevelopment Project to be completed to such an extent that subject to Unavoidable Delays (which shall not include failure to obtain financing), the Redevelopment Project is substantially ready for operation no later than eighteen (18) months following the receipt of such certification of suitability (the “Substantial Completion Date”). In the event the Redevelopment Project is not substantially ready for operation by the Substantial Completion Date, Tenant agrees to pay to City, as liquidated damages, the sum of $250,000.00 per month until the Redevelopment Project is substantially ready for operation, it being agreed between the parties that actual damages to the City for such failure cannot be determined; provided, however, that Tenant shall not be liable for the payment of such liquidated damages if it has, prior to the Substantial Completion Date, opened a temporary riverboat gaming casino for operation.

      Section 5.04. Compliance with Laws. Insurance Policies. Tenant shall cause the construction of the Redevelopment Project, and the same to be constructed and completed, in compliance with all requirements of law (including Environmental laws and building codes) and all ordinances, regulations, rules or orders of any public agency or authority relating thereto. Tenant shall provide evidence of insurance coverages, in the form of certificates of new policies or endorsements to existing policies, showing Tenant to be insured during the period of construction, under policies providing the coverages required under Article XII hereinbelow, and naming the City as an additional insured, as appropriate. Tenant shall comply with all requirements and conditions of such policies to ensure continuation of the same throughout the course of the construction of the Redevelopment Project.
ARTICLE VI.
Mortgages: Financing Documents and Liens
      Section 6.01. Fee Mortgages or Liens. The City hereby covenants and agrees that during the term of this Lease (and any extension or renewal hereof), the City shall not mortgage, pledge or otherwise create, security interests or other liens or encumbrances upon or affecting the City’s fee estate in the Leased Premises or its reversionary interest in the Redevelopment Project, or any part thereof which is superior to the interest of Tenant or the Provider or encumbers the interests of Tenant, except with the prior written consent of Tenant and the Provider except for such liens as may be created by stature or law; provided that such liens or encumbrances are in all events subordinate to the interests of Tenant hereunder and the interests of any tenant under any lease entered into pursuant to 6.03(f) herein.
      Section 6.02. Leasehold and Project Financing Documents. Tenant and every successor and assignee of Tenant shall have the right, at any time and from time to time, without the City’s consent, to mortgage, assign, lease, sublease, sell with right to lease back or repurchase or otherwise pledge or hypothecate its entire interest under this Lease or the entirety of the Leased Premises and the Redevelopment Project, in each case as collateral security for or in connection with any loan or other furnishing of funds, building construction, futures or equipment, from the Provider, to finance or refinance its interests in the Leased Premises and the Redevelopment Project or to obtain fixtures, equipment or construction in connection with the Redevelopment Project provided, that the primary security for such financing or refinancing or such construction or provision of fixtures or equipment shall consist of Tenant’s interests in the Leased Premises and Redevelopment Project and the income therefrom together with letters of credit, cash collateral accounts, guarantees and similar credit-enhancement documents.
      Section 6.03. Notices and Rights Upon Default. Tenant shall provide the City with conformed copies of any and all encumbrances or financing documents given upon its interest in the Leased premises and the Redevelopment Project, and shall give the City written notice of the name and address of the Provider involved in any such transactions. If the foregoing information has been provided to the City, the City agrees that so long as any such encumbrance or financing document shall remain in satisfied of record or until written notice of satisfaction is given to the City by such Provider, the following provisions shall apply:
(a)	Contemporaneously with any notice by the City to Tenant, the City shall serve upon such Provider a copy of each notice given to Tenant under this Lease. No such notice shall be effective as against such Provider unless and until a copy thereof is served upon such Provider.

(b)	In the case of any Monetary Event of Default (as such term is defined in Article XI of this Lease), the City shall not terminate this Lease until thirty (30) days after the later of (a) expiration of Tenant’s applicable cure period, or (b) receipt by such Provider of its copy of any such notice to remedy or cause to be remedied the Monetary Event of Default which is the basis of the notice; and further provided, that said thirty-day period shall be extended by a time commensurate with any period during which the said Provider cannot take action against Tenant or the Leased Premises on account of the stay under § 362 of the Bankruptcy Code or comparable provision under any future laws relating to the protection of debtors. The City shall accept performance by such Provider as performance by Tenant. If Tenant has had its license revoked or denied, the City may terminate this Lease under Section 2.03 without regard to this paragraph (b).

(c)	In the case of any Non-Monetary Event of Default or Bankruptcy Event of Default (as such terms are defined in Article XI of this Lease), the City shall not terminate this Lease without first giving to the Provider a reasonable time within which to cure such default, if possible, or to institute and complete foreclosure or other appropriate legal or equitable proceedings, obtain possession of the Leased Premises (including possession by a receiver), or otherwise acquire Tenant’s estate under this Lease. In the case of a Bankruptcy Event of Default, such default shall be deemed to be cured upon the Provider completing such proceedings or otherwise obtaining Tenant’s estate under this Lease. In the case of any Non-Monetary Event of Default, the Provider shall have forty-five (45) days from the date on which it obtains possession and control of the Leased Premises to cure the Non-Monetary Event of Default, provided, that, if the Non-Monetary Event of Default is susceptible of being cured only by any such Provider’s acquisition of title to Tenant’s estate under this Lease, such Provider shall have forty-five (45) days from the date on which such title is acquired by any of them to cure such Event of Default. In the event that it is not possible to effect such cure within said forty-five (45) day period shall be extended as necessary to effect such cure so long as any such Provider gives the City notice of intention to cure with a written proposal outlining the action the Provider intends to take and a schedule (timetable) therefor (the “Cure Proposal”) and commences efforts to cure within said period and thereafter continuously and diligently pursues the same to completion in accordance with the Cure Proposal.

The provisions of this paragraph (c) of this Section 6.03 are conditioned on such Provider promptly commencing and diligently pursuing to completion appropriate legal or equitable proceedings against the Leased Premises or otherwise attempting with reasonable diligence to obtain possession of the Leased Premises and/or Tenant’s estate under this Lease. The right of the Provider under this paragraph (c) shall be exercisable concurrently, not sequentially. For purposes of this paragraph (c), possession of the Leased Premises by a receiver or trustee in bankruptcy shall not be deemed possession by the Provider.

(d)	Such provider shall not be required to continue possession or continue foreclosure proceedings under this Section 6.03 if the particular Event of Default has been cured by Tenant.

(e)	No amendment, modification, surrender or cancellation of this Lease (other than a termination by the City in compliance with the conditions of this Article VI or except as may be permitted pursuant to Section 2.02 or 2.03 hereof) shall be effective without written approval of the Provider of which the City has been given notice as provided above; and so long as such Provider shall have an interest of record in the Leased Premises and/or Redevelopment Project, no unification of the respective interests of the City and Tenant therein in any one person or entity (other than a termination of this Lease by the City in compliance with the conditions of this Article VI or except as may be permitted pursuant to Section 2.02 or 2.03 hereof) shall be deemed to create a merger of such interests. The City and Tenant shall not enter into any agreement modifying, canceling or surrendering this Lease without the prior written consent of such Provider.

(f)	In the event of the termination of this Lease for any reason prior to the expiration of the Term, whether by summary proceedings to dispossess service of notice to terminate or otherwise, the City shall serve upon the Provider of which the City has been given notice as provided above a written notice that the Lease has been terminated together with a statement of any and all sums which would at that time be due under this Lease but for such termination and of all other defaults, if any, under this Lease then known to the City. To the extent then permitted by law, such Provider shall thereupon have the option to obtain a new lease in accordance with and upon the following terms and conditions:
(i)	Upon the written request of such Provider, within thirty (30) days after service of such notice that the Lease has been terminated, the City shall enter into a new lease pursuant to the next paragraph for the Leased Premises and Redevelopment Project with such Provider (or its designee).

(ii)	Such new lease shall be entered into at the cost of the tenant thereunder, shall be effective as of the date of termination of this Lease, and shall be for the remainder of the Term and at the rent and upon all the agreements, terms, covenants and conditions hereof, including any applicable rights of extension. Such new lease shall require the tenant to perform any unfulfilled obligation of Tenant under this Lease. Upon the execution of such new lease, the tenant named therein shall pay any and all sums which at the time of the execution thereof shall be due under this Lease but for such termination:
(g)	Any notice or other communication which the City shall desire or is required to give or to serve upon the Provider of which the City has been given notice under this Lease shall be in writing and shall be served by Registered or Certified Mail, return receipt requested, addressed to such Provider at its address as set forth in any encumbrance of financing document, or in the last assignment thereof delivered to the City pursuant to this Article VI, or at such other address as shall be designated by such Provider by notice in writing given to the City.

(h)	Any notice or other communication which such Provider shall desire or is required to give to or serve upon the City shall be deemed to have been duly given or served if sent by Registered or Certified Mail to the City in accordance with Article XX of this Lease or at such other addresses as shall be designated by the City by notice in writing given to such Provider by registered mail.
     Section 6.04. Provider’s Liability. If the Provider shall acquire title to Tenant’s interest in this Lease, by foreclosure of a mortgage thereon or by assignment in lieu of foreclosure, or by any other legal or equitable proceedings, or by an assignment from a nominee or wholly owned subsidiary corporation of such Provider, or under a new lease pursuant to this Article VI, such Provider may assign such lease to a person holding a license to operate a riverboat gaming casino and shall have no liability for the performance of observance of the covenants and conditions in such lease contained on Tenant’s part to be performed and observed from and after the date of such assignment. Any Provider acquiring title to Tenant’s interest in this Lease shall be required within 12 months thereafter to either obtain a license to operate a riverboat gaming casino or to assign the Lease to a person holding such a license, and, in the event such Provider fails to so obtain a license or assign the Lease within such time period, this Lease shall automatically terminate.
     Section 6.05. No Obligation to Cure. Nothing contained in this Lease shall require the Provider to cure or undertake to cure any default of Tenant, unless and until such Provider elects to exercise any right under the foregoing Section 6.03 as to which such cure or undertaking to cure is a condition.
     Section 6.06. Notice to the City. Tenant shall provide the City written notice of any default by Tenant pursuant to any encumbrance or other financing documents upon or against Tenant’s interest in the Leased Premises and Redevelopment Project, and Tenant shall obtain the agreement of the Provider that said Provider will provide the City with notice of any default by Tenant of its agreements with the Provider. Tenant shall also attempt in good faith to obtain the agreement of the Provider to accept any cure tendered by the City (without obligation of the City to undertake any such cure) of any such default.
     Section 6.07. Further Assurances. The City hereby covenants and agrees to execute such additional documents and to take such additional actions as the Provider may reasonably require to further assure, implement and give effect to the security of such Provider under any encumbrance or financing document which such Provider and Tenant may hereafter enter into in connection with the financing or refinancing of the costs of the Redevelopment Project, subject, however, to the provisions of Section 6.02 of this Lease and provided that the form and substance of such documents are reasonably satisfactory to the City or that such actions do not adversely affect the City.
ARTICLE VII.
Discharge of Liens
     Section 7.01. Covenant Against Liens. Tenant shall not create or permit to be created or to remain, and shall promptly discharge, any mechanic’s, laborer’s or materialmen’s lien or any conditional sale agreement, title retention agreement or mortgage, which might be or become a lien, encumbrance or charge upon the Leased Premises or any part thereof having any priority or preference over or ranking on a parity with the estate, rights and interests of the City in the Leased Premises or any part thereof.
     Section 7.02. Contesting of Liens. If any mechanic’s, laborer’s or materialmen’s lien shall be filed at any time against the Leased Premises or any part thereof, Tenant shall cause the same to be discharged of record within sixty (60) days after notice of the filing thereof by payment, deposit, bond or order of a court of competent jurisdiction; provided, that Tenant shall have the right to contest the validity of such lien in any manner permitted by law, so long as Tenant shall provide to the City title insurance, bond or other assurance or security in an amount equal to one hundred percent (100%) of the amount of the claim, if and to the extent that the claimed lien has, or lawfully may, attach to or adversely affect the City’s interest in the Leased Premises, and shall thereafter diligently proceed to cause such lien to be removed or discharged. If Tenant shall fail to discharge or seek to discharge any such lien affecting the Leased Premises, then the City may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due or by procuring the discharge of such lien by depositing in court a bond for the amount claimed, or by giving security in such other manner as is, or may be permitted by law, and Tenant shall reimburse and indemnify the City in respect thereto, together with all costs, including attorneys’ fees related thereto or incurred in connection therewith.

ARTICLE VIII.
Assignments and Subleases
     Section 8.01. Assignment and Sublease. Tenant may assign its interest in this Lease to a person who has obtained a license to operate a riverboat gaming casino, a not-for-profit building corporation, a Provider or a Trustee and may sublease or permit to be Sub-subleased all or any part of the Leased Premises all without the consent of the City, provided that any assignment to a Provider or Trustee shall terminate and be of no effect, if within twelve (12) months of such assignment, such Provider or Trustee has been unable to further assign the Lease to a person that has obtained a license to operate a riverboat gaming casino or has failed to obtain such a license on its own behalf, and such limitation shall be stated on any document assigning such Lease. A trustee in bankruptcy shall be permitted to assign this Lease for a period of twelve (12) months following its assumption of the Lease to a person that has obtained a license to operate a riverboat gaming casino or to any other person approved by the City. Any assignment of Tenant’s entire interest in the Lease shall to the extent required by law, be subject to the approval of the Indiana Gaming Commission.
     Section 8.02. Tenant’s Liability Upon Assignment. Notwithstanding the assignment of the Lease by Tenant, Tenant shall remain liable for the performance of all of the obligations of Tenant under the Lease, until such assignee has obtained a license to operate riverboat gaming casino.
ARTICLE IX
Use Limitations
     Section 9.01. Use by Tenant. The Leased Premises shall be used primarily for the construction, development and operation of the Redevelopment Project as described in Section 5.02 above, and secondarily for incidental uses reasonably related thereto of the nature enumerated in Section 5.02(b) of this Lease, or in the event the Provider has an interest herein under circumstance permitted by Section 6.02 of this Lease and obtains possession of the Leased Premises and the Redevelopment Project, for the operation of a riverboat gaming casino and for related incidental uses by such new lessee.
     Section 9.02. Compliance with Laws, Insurance Policies etc. Through the Term, Tenant, at its sole cost and expense, shall promptly comply with all present and future laws (including Environmental Laws, building and zoning laws), ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and officers, including, out not limited to the Indiana Gaming Commission, and all orders, rules and regulations of the National Board of Fire Underwriters, the Indian Board of Fire Underwriters, or any other body or bodies exercising similar functions, which may be applicable to the Leased Premises, or to the use or manner of use of the Leased Premises, or to the owners, tenants or occupants thereof; provided, that Tenant shall be entitled to contest in good faith by appropriate proceedings any such legal requirements unless and until such contest shall subject the City to any penalty or sanction, and until such time as a final determination is made with respect to such legal requirements or until the City is subjected to a penalty or sanction for Tenant’s noncompliance, Tenant shall not be deemed to be in default under this Section 9.02. Tenant shall indemnify and hold the City harmless against all penalties, sanctions, costs, expenses, liabilities, claims, actions and causes of action, including attorneys’ fees caused by Tenant’s contesting of any proceedings or charge under this Section 9.02 Tenant shall likewise observe and comply with the requirements of all policies of insurance required to be supplied coverage, or cancellation thereof.
     Section 9.03 Covenant Against Waste. Tenant shall not do or suffer any waste to the Leased Premises or Redevelopment Project or any part thereof or any property adjacent thereto, or allow the Leased Premises or Redevelopment Project to be used in violation of a certificate of occupancy, if any, covering or affecting the use of the Leased Premises or Redevelopment Project or any part thereof, or in any manner which may, in law, constitute a nuisance, public or private. Tenant shall not permit use of any portion of the Leased Premises by the public or any third person. Tenant shall not allow the Leased Premises to be used so as to violate the Environmental Laws, including the “release” or “threatened release” of any “hazardous substance,” “pollutant” or “contaminant,” as those terms are defined in CERCLA, in, at or upon the Leased Premises.
ARTICLE X.
Repairs and Maintenance
     Throughout the Term, Tenant at its sole cost and expense, shall maintain the Leased Premises and Redevelopment Project in good repair and order and in safe and clean condition and shall make, from time to time, all necessary repairs, renewals and replacements thereof. In no event shall the City be required to make any repairs, improvements, additions, replacements, reconstructions or other changes to the Leased Premises or Redevelopment Project or perform any maintenance thereon during the Term.
ARTICLE XI.
Default Provisions
     Section 11.01. Events of Default. Any of the following shall constitute an “Event of Default” hereunder:
(a)	If Tenant shall fail or refuse to pay when due any rent or any other sum or charge payable under this Lease, and such default shall continue for a period of thirty (30) days after notice from the City to Tenant specifying the items in default (herein called a “Monetary Event of Default”):

(b)	If Tenant shall fail or refuse to perform or comply with any of the agreements, terms, covenants or conditions provided in this Lease (other than those referred to in the foregoing paragraph (a) or the following paragraph (c) of this Section) for a period of thirty (30) days after notice from the City to Tenant specifying the items in default; provided, however, that in the event such failure by its nature or due to Unavoidable Delays cannot be cured within such thirty (30) day period, then such thirty (30) day period shall be extended until such failure is cured, so long as Tenant gives the City notice of intention to cure with a written proposal outlining the action Tenant intends to take and a schedule (timetable) therefor (“Tenant’s Cure Proposal”) and commences its efforts to cure within such period and thereafter continuously and diligently (subject to Unavoidable Delays) pursues the same to completion in accordance with Tenant’s Cure Proposal (herein collectively called a “Non-Monetary Event of Default”): or

(c)	If (i) Tenant shall be adjudicated to be bankrupt or insolvent, or (ii) Tenant shall make an assignment for the benefit of creditors or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present Bankruptcy Code or any future federal bankruptcy act or any other present or future federal, state or other bankruptcy or insolvency state law, or (iii) Tenant shall seek, consent to or acquiesce in the appointment of any bankruptcy or insolvency trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Leased Premises, or (iv) within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present Bankruptcy Code or any future federal bankruptcy act or any other present or future federal, state or other bankruptcy or insolvency statute or law, such proceeding shall not have been dismissed or such appointment shall not have been vacated or stayed (herein collectively called a “Bankruptcy Event of Default”):
then and in any such event, Tenant’s rights under this Lease shall terminate (subject, however, to the rights of the Provider to notice and cure provided for in Article VI of this Lease) sixty (60) days after the election of the City, made in writing to Tenant no more than sixty (60) days after the later of such event or the expiration of any applicable cure period, to terminate this Lease, and upon such election and the expiration of such ten (10) day period the rights of Tenant to the use and possession of the Leased Premises under this Lease, including such rights under any extension privileges whether or not exercised, shall expire and terminate (subject, however, to the rights of the Provider to notice and cure provided for in Article VI of this Lease).
     Section 11.02. Surrender. Upon any such termination of Tenant’s rights under this Lease pursuant to Section 11.01, hereof, Tenant shall quit and peacefully surrender the Leased Premises to the City in accordance with the provisions of Section 17.01 hereof.

     Section 11.03. No Waiver. No failure by either the City or Tenant to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof shall constitute a wavier of any such breach or of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by the City or Tenant, as the case may be shall be altered or modified except by a written instrument excited by the City and Tenant. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.
     Section 11.04. Cumulative Remedies. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every rights or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of this exercise by the City or Tenant of any such rights or remedies shall not preclude the simultaneous or later exercise by the party in question of any such rights or remedies, except as otherwise expressly provided in this Lease. The provisions of this Article XI are hereby expressly made subject to the provisions of Article XX and the rights and remedies of the Provider under Article VI.
ARTICLE XII.
Insurance
     Section 12.01. Tenant’s Liability Insurance. From the Possession Date and throughout the Term, Tenant shall maintain in force the following types and amounts of liability insurance, covering Tenant and, during any period in which construction, renovation, alteration or substantial repair work is being performed by third parties on the Redevelopment Project, Tenant’s construction contractors, subcontractors and agent, as appropriate; and at all times naming the City as an additional insured
     (a)  Comprehensive General Liability Insurance (“Occurrence” Form):
(i)	Basic coverage and limits:
Bodily injury, including death resulting therefrom, and Property Damage to a Combined Single Limit of $1,000,000 per occurrence. A $1,000,000 annual aggregate limit applies to Premises-Operations Property Damage Liability and to the hazards of Products/Completed Operations and Contractual Liability.

(ii)	Extensions of coverage to include: Blanket contractual liability for written or oral contracts; Broad form property damage; Blanket explosion, collapse and underground coverage.

(b)	Umbrella Excess Liability:
(i)	Limits:
(A)	Bodily Injury, Personal Injury and Property Damage to a limit of $5,000,000 per occurrence excess of the primary Comprehensive General Liability and Employer’s Liability, subject to a Project aggregate limit for all insured interests of $5,000,000 excess of the Primary annual aggregate limits.

(ii)	Coverage: Includes all underlying extensions of coverage.
(c)	Changes in Limits: Notwithstanding the foregoing, and so long as City is named as an additional insured on Tenant’s liability insurance, the policy limits of Tenant’s insurance for tort claims shall not be less than the maximum liability of the City for tort claims under the Indiana Tort Claims Law (IC 34-4-16.5), as the same may be amended from time to time.
     Section 12.02. Automobile Liability Insurance. Throughout the Term, Tenant shall maintain in force, in its own name only and not in the name of the City or other third parties, automobile liability insurance covering the use of all owned, non-owned and hired vehicles, with bodily injury and/or property damage liability limits of $1,000,000 (combined single limit per accident).
     Section 12.03. Tenant’s Workers’ Compensation and Employer’s Liability Insurance. Throughout the Term, Tenant shall maintain the following amounts of workers, compensation and employer’s liability insurance, covering Tenant and, during any period in which construction, renovation, alteration or repair works being performed by third parties on the Redevelopment Project, Tenant’s construction contractors, subcontractors and agents, as appropriate, and at all times naming the City as an additional insured.
(a)	Coverage A- Statutory Benefits:
Liability imposed by the Workers, Compensation and/or Occupational Disease statute of the State of Indiana and any other state or governmental authority if related to the work performed on the Redevelopment Project.

(b)	Coverage B- Employer’s Liability Limits of $1,000,000 Bodily Injury by accident $1,000,000 Bodily Injury by disease, and $1,000,000 Policy Limit by disease.

(c)	Extensions of Coverage to include: Broad Form All States Endorsement

Sixty (60) days notice of cancellation.
     Section 12.04. Tenant’s Casualty-Loss Insurance. During the period of original construction of the Redevelopment Project, and during any period in which construction, renovation, alteration or repair work is being performed by third parties on the Redevelopment Project, Tenant shall maintain in force builder’s “all risk” property damage coverage to protect Tenant, its construction contractors, subcontractors and agents, as appropriate, and naming the City as an additional insured.
     At all times during the Term, Tenant shall maintain in force, through such builder’s all-risk coverage or through separate casualty-loss policies, insurance covering the Leased Premises and the Redevelopment Project, including all equipment in or apartment to the Leased Premises or Redevelopment Project essential to the operation and maintenance of the buildings (as distinguished from equipment for operation of the business conducted upon the Leased Premises) and all alterations, changes or additions thereto, naming the City, the Provider and Tenant, as their respective interests may appear, as insureds and insuring the Leased Premises and the Redevelopment Project against loss or damage by fire or other casualties covered by customary extended coverage endorsements, in such amounts as Tenant determines.
     Section 12.05. Proof of Insurance. All insurance provided for in this Article XII shall be effected under valid and enforceable policies, issued by insurers of recognized responsibility authorized to do business in Indiana Upon the execution of this Lease, and thereafter not less than fifteen (15) days prior to the expiration dates of any expiring policies theretofore furnished pursuant to this Article XII, originals of the policies (or, in the case of general public liability insurance, certificate of the insurers), shall be delivered by Tenant to the City bearing notations evidencing the payment of premises or accompanied by other evidence satisfactory to the City of such payment; except, that whenever the Leased Premises shall be subject to any mortgage may or other form of financing instrument to secure any debt of Tenant, such policies of insurance may be lodged with the Provider until the mortgage debt shall be paid, and certificates of such policies shall meanwhile be delivered to the City.
     Section 12.06. Notice of Cancellation. The insurance required by this Article XII shall contain a provision (to the extent that such provision is commercially available) that coverages afforded under the policies will not be canceled, not renewed or materially changed until sixty (60) days prior written notice has been given to both the City and Tenant and any other persons named as insured thereunder.
     Section 12.07. Adjustment in Insurance. Tenant shall provide such insurance, with such coverages and in such amounts, as may be agreed upon from time to time between Tenant and the Provider.
     Section 12.08. Waiver of Subrogation. The City and Tenant waive all rights against each other and against these for whom the other is legally liable for (i) all losses or damages covered by insurance provided for under this Article XII to the extent the upper limits of such insurance are adequate to cover such damages, it being the intent of this clause to allocate all risk of such loss to such insurance and (ii) for all losses and damages which are not covered by insurance but which could have been insured against by the insured. If the policies of insurance provided under this Article XII require an endorsement to provide for continued coverage where there is waiver of subrogation, Tenant will cause such policies to be so endorsed.
     Section 12.09. Application of Proceeds for Redevelopment Project. The proceeds of any and all policies of insurance upon the Redevelopment Project maintained pursuant to Section 12.04 of this Article XII shall be used as a trust fund toward the repair, reconstruction, replacement or rebuilding of the Redevelopment Project. Accordingly, all such policies of insurance shall provide that, as to any loss in excess of $500,000,00 , all proceeds payable at any time and from time to time by any insurance company under such policies shall be paid to the Trustee for the benefit of Tenant, the City, the Provider and any other person or entity having any interest under any such policy and applied by such Trustee as provided in this Lease. Tenant shall pay the reasonable charges of the Trustee for its services hereunder. The City, Tenant, the Provider and any other person or entity having an interest under any such insurance policy shall cooperate or with and aid the Trustee in collecting any and all insurance money and will execute and deliver as requested by the Trustee any and all proofs, receipts, releases and other instruments whatsoever which may be necessary or proper for such purpose. In the event that any person having an interest under any such insurance policy shall fail or neglect to cooperate or to execute, acknowledge and deliver any such instrument, the Trustee may, as the agent or attorney-in-fact of any such person, execute and deliver any proofs of loss or any other instruments as may seem desirable to the Trustee for the collection of such insurance moneys, and all such person or entities having obtained an interest in any such insurance policy shall be deemed to have irrevocably nominated constituted and appointed the Trustee its proper and legal attorney-in-fact for such purpose. As to all other policies, the proceeds shall be paid to the insured party or parties as their interests shall appear and in proportion to their respective insured losses.
     Section 12.10. Special Provisions. If reasonably obtainable, all such policies of insurance maintained pursuant to Section 12.01 and 12.03 hereinabove shall provide that the proceeds thereof shall be payable without regard to any fault or negligence of the City, Tenant, any contractor or agent of Tenant or any other person or entity having an interest under any such policy which may have caused or contributed to such loss and without my rights of the insurance company of sot-off, counterclaim or deduction against the City or Tenant.
     Section 12.11 General Provisions. In the event Tenant shall fail or refuse to obtain any insurance required by this Article XII, the City may obtain such insurance. The costs of such insurance shall constitute additional rent payable by Tenant upon demand by the City.

ARTICLE XIII.
Indemnification
     Section 13.01. Indemnification by Tenant. Subject to the provisions of Section 12.08 and regardless of whenever separate, several, joint or concurrent liability may be imposed upon the City, Tenant shall, but only to the extent permitted by law, at its sole cost and expense, indemnify and save harmless the City and any member, officer, director agent, partner, trustee or employee thereof against and from any and all claims, liability and damages arising from or in connection with (a) Tenant’s possession, use or control of the Leased Premises or the Redevelopment Project, (b) any occurrence or circumstance on or related to the Leased Premises or Redevelopment Project (including the loss or damage to any property, including the Leased Premises, the injury to or death of any person, or the contamination of or adverse effects on the environment, which result from any pollutant or from any chemical, hazardous or toxic substances or wastes remitted from or discharged by the Redevelopment Project while occupied by Tenant), or (c) Tenant’s breach of any covenant or obligation under this lease, other than claims, liability or damages arising form failure of the City to perform or the negligence of the City in the performance of , any of its obligations hereunder or arising out of any willful acts of the City. The indemnification provided by this Section 13.01 shall include all costs, counsel fees, expenses and liabilities incurred in connection with any such claim, action or proceeding brought thereon; and. In case any action or proceeding shall be brought against the City by reason of any such claim, Tenant, upon written notice from the City, shall defend such action or proceeding. The terms of this Section 13.01 shall survive any termination of this Lease.
     Section 13.02. Indemnification by the City . Subject to the provision 12.08 and regardless of whether separate, several, joint or concurrent liability may be imposed upon Tenant, the City shall, but only to the extent permitted by law, at its sole cost and expense, indemnify and save harmless Tenant and the Provider from and against any all claims, liability and damages arising from the sole negligence of the City or arising out of any willful acts of the City. The indemnification provided by this Section 13.02 shall include all costs, counsel fees, expenses and liabilities incurred, in connection with any such claim, action or proceeding brought thereon. In case any action or proceeding shall be brought against the city by reason of any such claim, Tenant upon written notice from Tenant or such Provider shall defend such action and proceeding. The terms of this Section 13.01 shall survive any termination of this Lease.
ARTICLE XIV.
Casualty Damage
     Section 14.01. Tenant’s Obligation to Repair. In the event that, at any time during the Term, the Redevelopment Project shall be destroyed or damaged in whole or in part by fire or other cause within the extended coverage of the casualty insurance policies or builder’s risk policies required to be maintained by Tenant in accordance with Article XII of this Lease, then

Tenant shall cause the same to be repaired, restored, or rebuilt within a period of time which, under all prevailing circumstances, shall be reasonable. In the repair or restoration of the Redevelopment Project under this Article XIV, Tenant will, as nearly as practicable, repair, restore, replace or rebuild the Redevelopment Project so damaged or destroyed to the condition and character of the Redevelopment Project existing immediately prior to such occurrence, subject to applicable zoning and building laws then in existence. Tenant shall be entitled to apply all insurance proceeds of policies maintained to pursuant Article XII of this Lease remaining after any required payments to the Provider to such repair, restoration, replacement and rebuilding. Tenant shall notify the City in writing of any payments (whether total or partial) made of insurance proceeds. If the insurance proceeds recovered in respect of any such insured damage or distraction, less any cost of recovery and any amounts required to be applied to repayment of the Provider, shall be insufficient to pay the entire cost of such repair, restoration, replacement or rebuilding, Tenant may bear the cost of such deficiency or in lieu of undertaking such repair, restoration, replacement or rebuilding, terminate this Lease upon written notice to the City. The time within which Tenant must perform any obligations under this Section 14.01 shall include a reasonable time to obtain and close the necessary equity or mortgage loan or other financing to cover any deficiency that Tenant agrees to bear.
     Section 14.02. Disbursement of Insurance proceeds in the Event of Repair by Tenant. The Trustee shall permit any insurance proceeds paid to it to be applied in payment of the cost of such repair, restoration, replacement and rebuilding of the Redevelopment Project by Tenant pursuant to the foregoing Section 14.01 as the same progresses, payments to be made against applications for payment properly certified by Tenant’s supervising, architect or other appropriate certifying official. The Trustee shall contribute out of such insurance proceeds with respect to each such certified application for payment an amount in proportion to such payment as the whole amount received by the Trustee shall bear to the total estimated cost of repairing or rebuilding the Redevelopment Project. If the insurance proceeds should exceed the cost of repairing or rebuilding the Redevelopment Project, the Trustee shall pay the balance remaining after payment of the cost of repairing or rebuilding the Redevelopment Project to Tenant. The Trustee may deduct from any insurance proceeds paid to it the amount of its charges for acting as such trustee and any reasonable expenses incurred by it in connection with such trust.
     Section 14.03. Prompt Performance of Work by Tenant. All work of repairing, replacing, restoring or rebuilding the Redevelopment Project by Tenant pursuant to the foregoing Section 14.01 shall be commenced within one hundred twenty (120) days after settlement shall have been made with the insurance companies, the insurance money shall have been paid to the Trustee and all necessary permits for such work shall have been obtained. All such work shall be governed by the provisions of Section 5.04 of this Lease and shall be completed within a reasonable time, under all prevailing circumstances. In case any mortgage, financing lease or other financing document on Tenant’s interest in the Leased Premises or Redevelopment Project shall be in force at the time of any damage to or destruction of any damage to or destruction of the Redevelopment Project shall be in force at the time of any damage to or destruction of the Redevelopment Project then, the Provider which is a party thereto is authorized to repair, replace, restore or rebuild the Redevelopment Project under the same terms and conditions as are applicable in the case of repair, restoration, replacement or rebuilding by Tenant. The Provider so respiring, replacing or rebuilding the Redevelopment Project shall, subject to compliance with all the conditions contained in this Article XIV, be subrogated to the rights of Tenant to the insurance proceeds payable as a result of the damage or destruction, and shall be entitled to have (and the City and Tenant hereby authorize the Trustee to so pay) all said insurance proceeds point out by the Trustee in the same manner in every respect as if the Provider were Tenant under this Lease.
ARTICLE XV.
Condemnation
     Section 15.01. Total Condemnation. If, at any time during the Term, there shall be a permanent total taking or a permanent Constructive Total Taking of the Leased Premises or Redevelopment Project in condemnation proceedings or by any right of eminent domain, Tenant may by written notice to the City elect to end the Term on the date of such taking, and Tenant shall remove its personal property from the Leased Premises without delay. The rent and all other items payable to Tenant under this Lease shall be prorated and paid to the date of such taking.
     Section 15.02. Proceeds of Total Condemnation. In the event of any such permanent total taking or Constructive Total Taking of the Leased Premises and Redevelopment Project and the termination of this Lease, the Condemnation Proceeds shall be allocated as follows:
a) To the City for its fee interest in the Leased Premises (including its interest as landlord under this Lease, and reversionary interest in the Redevelopment Project); and then,
b) To Tenant for its leasehold estate in the Leased Premises and its fee interest in the Redevelopment Project (subject to the City’s reversionary interest therein) immediately prior to such total taking or Constructive Total Taking.
Nothing herein contained shall impair the right to Tenant or any of its sublessees, licensees, concessionaires or others to the full award, compensation or damages payable as an award for loss of business or for moving expenses.
     Section 15.03. Partial Condemnation. In the event of a taking less than a Constructive Total Taking, this Lease shall not terminate or be affected in any way, except as provided in the following Sections 15.04, 15.05 and 15.06. In such case, the Condemnation Proceeds shall be apportioned and paid, to the extent available in the following priority:
(a) The Condemnation Proceeds shall be payable in trust to Tenant for application by Tenant to the cost of restoring and rebuilding the Redevelopment Project as required by the following Section 15.04; and

     (b) The Condemnation Proceeds, if any, remaining after restoration shall, subject to the requirements of any financing documents and the rights of the Provider, be retained by Tenant, except to the extent of an equitable portion of the Condemnation Proceeds allocable by agreement of the City and tenant to the City on account of any taking of its reversionary fee title interest to any portion of the Leased Premises. If Tenant and the City cannot agree upon the amount of such payment, the amount of such payment shall be determined by an independent appraiser selected by agreement of the City and Tenant.
     Section 15.04. Restoration. In the event of a taking less than a Constructive Total Taking, Tenant, at its sole cost and expense (but subject to reimbursement from the Condemnation Proceeds) and regardless of whether the Condemnation Proceeds are sufficient for the purpose, shall proceed with due diligence to restore and rebuild the remaining portion of the Redevelopment Project, to the extent feasible to the condition and character in which the same was immediately prior to such taking. All such work in connection with the restoration and rebuilding of the Redevelopment Project shall be governed by the provisions of Section 5.04 of this Lease.
     Section 15.05. Rent Adjustment. In the event of a taking of the character referred to in the foregoing Section 15.03, this Lease shall terminate as to the portion of the Leased Premises so taken and the rent payable hereunder shall be proportionally adjusted from the date of the taking. Such adjustment shall be based on the ratio between the fair market value of Tenant’s leasehold estate in the Leased Premises at the date of taking to the fair market value of such leasehold estate remaining immediately thereafter, valued for the use being made of the Leased Premises by Tenant immediately prior to such partial taking.
     Section 15.06. Temporary Condemnation. If, at any time during the Term, the whole or any part of the Leased Premises or Redevelopment Project shall be taken in Condemnation Proceedings or by any right of eminent domain for temporary use or occupancy, except to the extent that Tenant may be prevented from so doing pursuant to the terms of the order of the condemning authority, or by the practical effects of such temporary taking, Tenant perform and observe all of the terms, covenants, conditions and obligations of this Lease on Tenant’s part to be performed and observed as though such taking and not occurred. In the event of any such taking of the character described in this section 15.06, Tenant shall be entitled to receive the entire amount of the Condemnation Proceeds awards for such taking, whether paid by way of damages, rent, costs of moving or restoration or otherwise, unless such period of temporary use or occupancy shall extend beyond the Term, in which case the Condemnation Proceeds shall be apportioned between the City and Tenant as of the date of termination of this Lease. Upon the expiration of any such period of temporary use or occupancy, if it be during the Term, Tenant will, to its sole cost and expense, restore the Leased Premises, as nearly as practicable, to the condition and character in which the same were immediately prior to such taking. Any portion of the condemnation Proceeds received by Tenant as compensation for the cost of restoration of the Leased Premises shall, if such period of temporary use or occupancy shall extend beyond the Term (and Tenant has not exercised its option to purchase), be paid to the City on the date of termination of this Lease, and Tenant shall be thereby relieved of its obligation hereunder to perform such restoration.
     Section 15.07 .. Rights to Appear. The City, Tenant and the Provider shall have the right to participate in any Condemnation Proceeding for the purpose of protecting their rights hereunder, and in this connection, specifically and without limitation, to introduce evidence to establish the value of or damage to the Leased Premises or Redevelopment Project.
     Section 15.08 .. Rights of Provider. Notwithstanding anything to the contrary contained in this Lease, the provisions of this Lease relating to the application of any proceeds arising from the taking of any part or all of the Leased Premises or Redevelopment Project in Condemnation Proceedings shall be subject to any rights reserved by the Provider having an interest herein under circumstances permitted by Section 6.02 of this Lease, to apply to the indebtedness to such Provider, all or may part of such proceeds.
     Section 15.09 .. City’s Exercise of Eminent Domain. To the extent permitted by law, City agrees not to use its powers of eminent domain in a manner that is inconsistent with the provisions of this Lease or that materially interferes with the enjoyment of the benefits hereof to Tenant.
ARTICLE XVI.
Consents and Approvals
     Section 16.01 .. Standard of Consent. Where any provision of this Lease requires the consent, cooperation or approval of either party, each party agrees that, except as otherwise expressly provided in this Lease (such as by use of words to the effect of “sole” and/or “complete” discretion), it will not unreasonably withhold, condition or delay such consent, cooperation or approval, and the reasonableness of each party’s determination shall be evaluated in accordance with any particular standards governing such particular consent or approval as expressly set forth in this Lease, or if no standards are expressly set forth, then in accordance with all relevant facts and circumstances. Where any provision of this Lease requires one party to do anything to the satisfaction of the other party agrees that it will not unreasonably refuse to state its satisfaction with such action.
     Section 16.02 .. waiver of Claims. Notwithstanding anything contained in this Lease, neither party shall have any claim, and hereby waives the right to any claim, against the other party for money damages or off-set by reason of any refusal, withholding or dealing by the other party of any consent, cooperation, approval or statement of satisfaction, and in such event, the requesting party’s only remedies therefore shall be and action for declamatory relief or specific performance to enforce any such requirement; provided, that this waiver shall not apply as to an refusal withholding or delay made in bad faith.

ARTICLE XVII.
Surrender
     Section 17.01. Surrender of Leased Premises. Except as herein otherwise expressly provided in this Lease, Tenant shall surrender and deliver upon the Leased Premises to the City at the expiration of other termination of this Lease or of Tenant’s right to possession hereunder, without fraud or delay, in good order, condition and repair, except for reasonable wear and tear after the last necessary repair, replacement or restoration made by Tenant and except for damage by reason of my temporary condemnation to the extent Tenant is relieved of its obligation to restore the Leased Premises under Section 15.06 of this Lease, free and clear of all liens and encumbrances except the liens for taxes and assessments not then doe and payable, matters reflection in Section 1.05 here in above and any matters created, caused or consented to by the City, and without any payment of allowance whatever by the City on account of any improvements made by Tenant. The Redevelopment Project shall become the property of the City upon such expiration or termination.
     Section 17.02. Removal of Certain Property. All trade fixtures, business equipment and personal property furnished by or at the expense of Tenant or any subtenant shall be removed by or on behalf of Tenant within sixty (60) days following the expiration of other termination of this Lease but only if and to the extent that the removal thereof will not cause physical injury or damage to the Leased Premises of necessitate changes of repairs to the same.
     Section 17.30. Property Not Removed. Any personal property of Tenant or any subtenant which shall remain in or upon the Leased Premises for more than sixty (60) days after Tenant or any subtenant has surrendered possession of the Leased Premises shall be deemed to have been abandoned by Tenant or such subtenant, and at the option of the City, such property: (a) shall be retained by the City as its property: (b) shall be disposed of by the City in such manner as the City shall determine, without accountability to any person; or (c) shall be promptly removed by Tenant at Tenant’s expense upon written request from the City. The City shall not be responsible for any loss or damage occurring to any property owned by Tenant or any subtenant.
     Section 17.04. City’s Right to Requirement of Improvements. Upon surrender of the Leased Premises, the City may require Tenant, its sublessees or a not-for-profit building corporation to remove any improvements constructed by Tenant, its sublessees or a not-for-profit building corporation on the Leased Premises.
     Section 17.05. Survival of Terms. The terms of this Article XVII shall survive any termination of this Lease.

ARTICLE XVIII.
Quiet Enjoyment
     Section 18.01. Tenant’s Right to Quiet Enjoyment. The City hereby warrants and represents that Tenant, upon paying rent and other charges herein provided for, and upon observing keeping all covenants, agreements and conditions of this Lease to be kept on its part, and also during the applicable periods specified in Section 11.01 of this Lease for curing any alleged default (subject, however, to the provisions of Section 6.03(b) and (c) of this Lease), shall quietly have and enjoy the Leased Premises during the Term without hindrance or molestation by anyone claiming by, through or under the City, subject, however, to the exceptions, reservations and conditions of this Lease.
     Section 18.02 .. The City’s Right of Entry. Tenant shall permit the City and its authorized representatives, upon reasonably prior notice, to enter the Leased Premises for the purpose of (a) inspecting the Leased Premises, or (b) making any repairs or performing any work in the Leased Premises or Redevelopment Project that may be necessary by reason of Tenant’s failure to make any such repairs of performs any such work. The City, however, shall proceed with such repairs no sooner than ten (10) days after receipt of written notice to Tenant, specifying the needed repairs and only if Tenant has not begun such repairs within such 10 day period. Nothing herein shall imply duty upon the part of the City to do any such work, and performance thereof by the City shall not constitute a waiver of Tenant’s default in failing to perform the same. During the progress of any work in the Leased Premises of Redevelopment Project performed by the City pursuant to the provisions of this Article XVIII, the City may keep and store therein all necessary materials, tools, supplies and equipment. The City shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant or any subtenant by reason of making such repairs or performing any such work, or on account of bringing materials, tools, supplies and equipment into the Leased Premises or Redevelopment Project during the course thereof, and the obligations of Tenant under this Lease shall not be affected thereby. The City shall have the right to enter the Leased Premises without notice in the case of any emergency which required the exercise of the City’s governmental powers for the preservation or protection of the public health of safety.
ARTICLE XIX.
Certificates
     Each party shall, at the requesting part’s cost and expense, as reasonably requested by the other party from time to time and within ten (10) days after request by the other party, certify by written instrument, duly executed, acknowledged and delivered to the requesting party or any other person, firm or corporation specified by the requesting party:

     (a) That this Lease is unmodified and in full force and effect, or, if there have been any modifications, that the same is in full force and effect as modified and stating the modifications;
     (b) Whether or not there are, to the best of the certifying party’s knowledge and belief, then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof and any modifications hereof upon the part of Tenant to be performed or complied with, and, if so, specifying the same;
     (c) The rent then payable under this Lease and the dates, if any, to which the rent and any other charges hereunder have been paid;
     (d) The dates of commencement and expiration of the Term;
     (e) Whether or not, to the best knowledge of the certifying party, the other party is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default.
ARTICLE XX.
Notices
     Any and all notices, demands, requests, submissions, approvals, consents, disapprovals, objections, offers or other communications or documents required to be given, delivered or served or which may be given, delivered or served under or by the terms and provisions of this Lease or pursuant to law or otherwise, shall be in writing and shall not be effective unless and until received; provided, that such notice shall be presumed to have been received, if hand-delivered, on the date of such delivery, and, if mailed, on the third business day following the date on which it is sent by Registered or Certified Mail, return receipt requested, first-class postage prepaid thereon and deposited with any regularly maintained United States Post Office, branch Post Office, Post Office Station or Substation, at the following addresses:

If to the City:	City of East Chicago
4920 Larkspur Drive

P.O. Box 394

East, Chicago, In 46312

	Attention:	Join Artis, Director

If to Tenant:	Showboat Marina Partnership

Attention:

     or to such other address as either party shall specify to the other by similarly given notice.
ARTICLES XXI.
Limitation of Liability
     The term “the City” as used in this Lease, as far as the covenants and agreements of the City in this Lease are concerned, shall be construed to mean only the holder or holders of the City’s interest in this Lease at the time in question. Any transfer or transfers of the City’s interest, other than a transfer for security prior to foreclosure thereof, shall be subject to Tenant’s prior written approval, which shall not be unreasonably withheld, provided, however, that Tenant’s approval shall not be required for a transfer to another entity created or established by the Indiana General Assembly having all of the City’s present powers and authority with regard to this Lease and the Leased Premises. Subject to the foregoing, in the event of any transfer of the City’s interest, if Tenant receives any executed assignment instrument permitted under the terms of this Lease, wherein the assignee of the City assumes and agrees to perform all of the liabilities and covenants of the City hereunder, then the City herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved, as to occurrences after the date of such transfer, from all duties and obligations relating to the performance of any covenants or agreement on the part of the City to be performed or observed after such transfer. Any funds in which Tenant has an interest and which are in this hands of the City at the time of such transfer shall be turned over to the transferee, and any amount then due and payable to Tenant shall be paid to Tenant by the then transferor. It is the intent of this Article XXI that the provisions of this Lease shall be binding upon the City, its successors and assigns only during and in respect to the respective successive periods of ownership. In any event, and notwithstanding any other provision of this Lease, neither the City (including any successor or the City) not any member, officer, director, agent, partner, trustee or employee thereof shall be liable in an individual or personal capacity for the performance or nonperformance of any agreement, covenant or obligation of the City contained in this Lease, and the City’s liability shall be limited to the value of Leased Premises in its then current condition.
ARTICLE XXII.
Trustee
     Whenever in Articles XII or XIV of this Lease a “Trustee” is mentioned, or any action by the “Trustee” is required, the following provisions shall apply.

     (a) So long as there exists on the Leased Premises a mortgage or other financing lease, assignment or other financing document given pursuant to Article VI of this Lease, the Provider shall, if it so elects, act as Trustee for purposes of this Lease. Such Provider shall also be entitled to designate any bank, savings bank or savings and loan association having an office in East Chicago, Indiana, to act as Trustee should such Provider elect not to act as Trustee or, having once elected to act as Trustee, elect to cease acting as Trustee and designate a successor Trustee.
     (b) If the Provider elects not to act as Trustee or elects to cease acting as Trustee and does not designate, within ten (10) days of a written request by the City or Tenant, a substitute or successor Trustee, the City and Tenant shall promptly designate by agreement a bank, savings bank or savings and loan association having an office in East Chicago, Indiana, to act as Trustee. If the City and Tenant cannot reach agreement on such designation within thirty (30) days, the determination shall be made by random selection among the Trustees proposed by the City and Tenant; provided, that the City and Tenant shall not submit more than two (2) proposed Trustees each for purposes of such selection.
     (c) In the event that any financing documents then in force do not make provisions as to the duties of the Trustee, the City and Tenant shall enter into an agreement with the Trustee appropriately covering the duties of the Trustee hereunder, upon such terms and conditions as may be reasonably necessary to allow the Trustee to perform its functions as required under this Lease and on such other terms and conditions as such Trustee shall reasonably require; provided, that the City shall not be required to assume any obligations or liabilities other than as provided in this Lease; and provided further, that the Trustee shall be required to turn over any funds held by it to a successor Trustee in the event any successor Trustee is designated pursuant to paragraph (d) of this Article.
     (d) In the event that any Trustee or substitute or successor Trustee fails or refuses to act as required by the provisions of this Lease or the agreement identified in the preceding paragraph, the City and Tenant shall promptly designated by agreement a successor Trustee meeting the requirements of paragraph (b) of this Article and shall enter into an agreement with such successor Trustee as required by paragraph (c) of this Article. If the City and Tenant cannot agree on a successor Trustee within fifteen (15) days after both receive notice of the Trustee’s failure or refusal to act, the determination shall be made by random selection among the Trustees proposed by the City and Tenant, provided that the City and Tenant shall not submit more than two (2) proposed Trustees each for purposes of such selection.

     (e) The fees and charges of every Trustee, substitute Trustee and successor Trustee acting hereunder shall be borne solely by Tenant and shall be paid in such manner and frequency as required by any such Trustee.
     (f) If the Provider shall elect not to act as Trustee, such Provider shall nevertheless be entitled to be a party to any agreement between the City, Tenant and the Trustee.
ARTICLE XXIII.
Miscellaneous Provisions
     Section 23.01. Severability. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each an every term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.
     Section 23.02. Attorneys’ Fees. In the event that either Party should default under any of the provisions of this Lease and the nondefaulting party should employ attorneys or incur other expenses for the collection of rent or the enforcement of performance or observance of any obligation or agreement on the part of the defaulting party herein contained, the defaulting party hereby agrees that it will on demand therefor pay to the nondefaulting party all reasonable attorneys’ fees (including paraprofessional fees) and such other expenses incurred by the nondefaulting party.
     Section 23.03. Force [Majeure]. In case by reason of force majeure either party hereto shall be rendered unable wholly or in part of carry out its obligations under this Lease other than the obligation of Tenant to make the rental payments required under the terms hereof, then except as otherwise provided in this Lease, if such party shall give notice and full particulars of such force majeure in writing to the other party within a reasonable time after the occurrence of the event or a cause relied on, the obligations of the party giving such notice, so far as they are affected by such force majeure, shall be suspended during the continuance of the inability then claimed, but for no longer period, and such party shall endeavor to remove or overcome such inability with all reasonable dispatch.
     Section 23.04. No Oral Modification. All prior understandings and agreements between the parties are merged within this Lease, which alone fully and completely sets forth the understanding of the parties, and this Lease may not be changed orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change is sought.

     Section 23.05. Remote Vesting. This Lease and all rights and interests created hereby are intended to comply in all respects with applicable common or statutory law, including the common law Rule Against Perpetuities or analogous statutory restrictions.
     Section 23.06. Covenants to Bind and Benefit Respective Parties. The covenants and agreements herein contained shall bind and inure to the benefit of the City, its successor and assigns, and Tenant, its successors and assigns, but this Section shall not be construed as a consent to any assignment made otherwise then permitted by Article VIII of this Lease.
     Section 23.07. Recordation. The parties hereto, on the request of either of them, shall enter into a memorandum of this Lease, in recordable form, setting forth the identities of the City and Tenant, and date of the expiration of the Term, and such other information as the City and Tenant shall agree upon. Upon any extension hereof, an amendment to such agreement shall be executed and recorded reflecting such renewal and the expiration date thereof.
     Section 23.08. Captions and Table of Contents. The captions of this Lease are for convenience and reference only and in no way define, limit or describe the scope of intent of this Lease nor in any way affect this Lease. The table of contents preceding this Lease but under the same cover is for the purpose of convenience and reference only and is not to be deemed or construed in any way as part of this Lease, nor supplemental thereto or amendatory thereof.
     Section 23.09. Disclaimer of Relationship. Nothing contained in this Lease, nor any act of the City or Tenant, shall be deemed or construed by any person to create any relationship of limited or general partnership, joint venture or agency relationship between the City and Tenant, nor any third party beneficiary in favor of any person, either with respect to this Lease or with respect to any financing undertaken in connection herewith.
     Section 23.10. Governing Law. This Lease and the performance thereof shall be governed, interpreted, construed and regulated by the laws of the State of Indiana.
     Section 23.11. Amendments of Accommodate Financing. The City agrees to make all reasonable amendments to this Lease in order to accommodate the requirements of any Provider providing financing to Tenant.
     Section 23.12. Street Vacations and Zoning Matters. The City covenants to use all good faith efforts to remedy any deficiencies in zoning of the Leased Premises which would prevent the development of the Redevelopment Project. This City agrees to undertake, at Tenant’s cost and expense, all vacations of streets, highways, alleys, casements or other public ways requested by Tenant to permit the development of the Redevelopment Project and the full realization of its benefits under this Lease.

     IN WITNESS WHEREOF, the City and Tenant have executed this Lease as of the date first above written.

CITY OF EAST CHICAGO,	SHOWBOAT MARINA PARTNERSHIP
DEPARTMENT OF REDEVELOPMENT

By:	By:
/s/ Walter M. Matusell		/s/ T.C. Bonner
President, East Chicago
Redevelopment Commission

	Title:	PRESIDENT

Attest:	Attest:

/s/ Deidrei W. Buggs		/s/ Paul W. Sykes

Secretary, East Chicago		Paul W. Sykes
Redevelopment Commission

Assistant Secretary
(Title)

Exhibit “A”
PART OF FRACTIONAL SECTION 13 AND FRACTIONAL SECTION 22, TOWNSHIP 37 NORTH, RANGE 9 WEST OF THE SECOND PRINCIPAL MERIDIAN, IN LAKE COUNTY, “G” WHICH POINT IS ON THE SOUTHEASTERLY BULKHEAD LINE (ESTABLISHED BY U. S. GOVERNMENT PERMITS OF MARCH 27, 1908, OCTOBER 15, 1929 AND JULY 3, 1932), AND THE SOUTHWESTERLY RIGHT OF WAY LINE OF ALDIS AVENUE EXTENDED, THIS POINT BEING ESTABLISHED BY A “T” RAIL IN CONCRETE: THENCE ALONG THE SOUTHWESTERLY LINE OF ALDIS AVENUE, SOUTH 16 DEGREES 46 MINUTES 06 SECONDS EAST, 1776.00 FEET TO POINT “B” ON FLAT OF SURVEY PREPARED BY THE COUNTY SURVEYOR OF LAKE COUNTY, INDIANA, AND DATED JULY 3, 1959, WHICH IS THE POINT OF BEGINNING, SAID POINT BEING AT THE INTERSECTION OF THE CENTERLINE OF VACATED LAKE PLACE AND THE SOUTHWESTERLY RIGHT OF WAY LINE OF ALDIS AVENUE; THENCE ALONG THE CENTERLINE OF VACATED LAKE PLACE, NORTH 43 DEGREES 15 MINUTES 00 SECONDS EAST, A DISTANCE OF 66.30 FEET TO A POINT “Q” OF THE NORTHEASTERLY RIGHT OF WAY LINE OF ALDIS AVENUE: THENCE NORTH 35 DEGREES 15 MINUTES 53 SECONDS EAST, 134.74 FEET TO A POINT; THENCE NORTH 87 DEGREES 48 MINUTES 17 SECONDS EAST, 79.47 FEET TO A POINT; THENCE NORTH 45 DEGREES 33 MINUTES 40 SECONDS EAST, 100.50 FEET TO A POINT: THENCE NORTH 27 DEGREES 26 MINUTES 34 SECONDS EAST, 102.39 FEET TO A POINT; THENCE NORTH 35 DEGREES 50 MINUTES 46 SECONDS EAST, 100.24 FEET TO A POINT: THENCE NORTH 43 DEGREES 17 MINUTES 00 SECONDS EAST 100.18 FEET TO A POINT; THENCE NORTH 73 DEGREES 22 MINUTES 05 SECONDS EAST, 92.36 FEET TO A POINT; THENCE SOUTH 98 DEGREES 52 MINUTES 08 SECONDS EAST, 85.40 FEET TO A POINT; THENCE SOUTH 45 DEGREES 50 MINUTES 45 SECONDS EAST, 106.63 FEET TO A POINT; THENCE SOUTH 28 DEGREES 53 MINUTES 00 SECONDS EAST, 115.60 FEET TO A POINT; THENCE SOUTH 29 DEGREES 55 MINUTES 11 SECONDS EAST, 84.42 FEET TO A POINT; THENCE SOUTH 20 DEGREES 54 MINUTES 05 SECONDS EAST, 100.04 FEET TO A POINT; THENCE SOUTH 19 DEGREES 45 MINUTES 23 SECONDS EAST, 100.01 FEET TO A POINT; THENCE SOUTH 15 DEGREES 10 MINUTES 45 SECONDS EAST, 100.24 FEET TO A POINT; THENCE SOUTH 13 DEGREES 49 MINUTES 39 SECONDS EAST, 64.28 FEET TO A POINT; THENCE SOUTH 09 DEGREES 56 MINUTES 52 SECONDS EAST, 113.06 FEET TO A POINT; THENCE SOUTH 04 DEGREES 06 MINUTES 11 SECONDS EAST; 100.97 FEET TO A POINT; THENCE SOUTH 13 DEGREES 30 MINUTES 52 SECONDS WEST, 101.43 FEET TO A POINT; THENCE SOUTH 12 DEGREES 57 MINUTES 25 SECONDS WEST, 101.27 FEET TO A POINT; THENCE SOUTH 28 DEGREES 36 MINUTES 02 SECONDS EAST, 100.89 FEET TO A POINT; THENCE SOUTH 36 DEGREES 52 MINUTES 10 SECONDS EAST, 100.32 FEET TO A POINT; THENCE SOUTH 44 DEGREES 18 MINUTES 16 SECONDS EAST, 100.12 FEET TO A POINT; THENCE SOUTH 63 DEGREES 14 MINUTES 35 SECONDS EAST, 107.70 FEET TO A POINT; THENCE SOUTH 83 DEGREES 56 MINUTES 42 SECONDS EAST, 90.42 FEET TO A POINT; THENCE NORTH 03 DEGREES 16 MINUTES 06 SECONDS EAST, 100.05 FEET TO A POINT; THENCE NORTH 36 DEGREES 03 MINUTES 13 SECONDS EAST, 38.83 FEET TO A POINT; THENCE SOUTH 30 DEGREES 27 MINUTES 20 SECONDS EAST, 37.74 FEET TO A POINT; THENCE SOUTH 03 DEGREES 15 MINUTES 32 SECONDS EAST, 100.40 FEET TO A POINT; THENCE SOUTH 01 DEGREE 13 MINUTES 00 SECONDS WEST, 100.00 FEET TO A POINT; THENCE SOUTH 02 DEGREES 24 MINUTES 49 SECONDS WEST, 112.44 FEET TO A POINT; THENCE SOUTH 06 DEGREES 04 MINUTES 10 SECONDS EAST, 58.35 FEET TO A POINT; THENCE SOUTH 08 DEGREES 43 MINUTES 41 SECONDS EAST, 182.27 FEET TO A POINT ON THE SOUTHWESTERLY LINE OF ALDIS AVENUE EXTENDED; THENCE SOUTHEASTERLY ALONG THE SOUTHWESTERLY LINE OF ALDIS AVENUE, SOUTH 46 DEGREES 46 MINUTES 06 SECONDS EAST, 15.24 FEET TO A POINT; THENCE SOUTH 01 DEGREE 46 MINUTES 06 SECONDS EAST, 325.27 FEET TO A POINT “C”, ON THE SOUTHEASTERLY RIGHT OF WAY LINE OF VACATED BALTIMORE STREET; THENCE NORTHWESTERLY ALONG THE NORTHEASTERLY RIGHT OF WAY LINE OF VACATED BALMORE STREET, NORTH 46 DEGREES 46 MINUTES 06 SECONDS WEST, 1,795.87 FEET TO A POINT; THENCE SOUTH 43 DEGREES 13 MINUTES 54 SECONDS WEST, 15.90 FEET TO A POINT; THENCE NORTH 55 DEGREES 51 MINUTES 36 SECONDS WEST, 465.73 FEET TO A POINT; THENCE NORTH 43 DEGREES 15 MINUTES 00 SECONDS EAST 319.49 FEET TO A POINT ON THE SOUTHWESTERLY LINE OF ALDIS AVENUE EXTENDED; THENCE NORTH 46 DEGREES 46 MINUTES 06 SECONDS WEST, 330.00 FEET TO THE POINT OF BEGINNING.

LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT
     THIS AGREEMENT made and entered into as of this 28th day of March, 1996, by and between SHOWBOAT MARINA PARTNERSHIP, an Indiana general partnership (“Assignor”) and SHOWBOAT MARINA CASINO PARTNERSHIP, as Indiana general partnership (“Assignee”).
WITNESSETH:
     WHEREAS, Assignor and the City or East Chicago, Department of Redevelopment previously entered into that certain Redevelopment Project Lease (the “Lease”), Dated as of October 19, 1995 with respect to certain land in East Chicago, Indiana as more particularly described on Exhibit A attached hereto and made a part hereof (the “Leased Property”) a Memorandum of which Lease was recorded on November 10, 1995 as Instrument No. 95068690 in the Office of the Recorder of Lake County Indiana: and
     WHEREAS, Assignor desires to assign to Assignee and Assignee desires to assume from Assignor all of Assignor’s obligations, rights, titles and interests in and to the Lease and the Leased Property pursuant to the terms and conditions contained herein and therein.
     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
     Assignor hereby assigns to Assignee and Assignee hereby accepts from Assignor all of Assignor’s rights, titles and interests in and to the Lease and the Leased Property, and Assignee hereby assumes and agrees to be bound to the performance of all obligations of Assignor as Tenant, under the Lease, subject to all the terms and conditions the Lease. Any and all obligations accruing under the Lease after the date hereof shall be the primary responsibility of Assignee; provided, however, that Assignor shall continue to liable for such obligations to the extent provided in the Lease. Assignee agrees to indemnify Assignor and hold it harmless from any and all such Lease obligations.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
(Signatures commence on following page)

ASSIGNOR:

SHOWBOAT MARINA PARTNERSHIP

By:		SHOWBOAT INDIANA INVESTMENT
LIMITED PARTNERSHIP, a Nevada limited
partnership, its general partner

By:		SHOWBOAT INDIANA, INC., a Nevada
corporation, its general partner

By:	/s/ John N. Brewer

	Name:	John N. Brewer
	Title:	Assistant Secretary

ASSIGNEE:

SHOWBOAT MARINA CASINO PARTNERSHIP

By:		SHOWBOAT MARINA PARTNERSHIP, an
Indiana general partnership,
its general partner

By:		SHOWBOAT INDIANA INVESTMENT
LIMITED PARTNERSHIP, a Nevada limited
partnership, its general partner

By:		SHOWBOAT INDIANA, INC., a Nevada
corporation, its general partner

By:	/s/ John N. Brewer

	Name:	John N. Brewer
	Title:	Assistant Secretary

STATE OF NEW YORK	)
) SS:
COUNTY OF NEW YORK	)
     Before me, a Notary Public in and for said County and State, personally appeared John N. Brewer, the Assistant Secretary of Showboat Indiana, Inc., a Nevada corporation, the general partner of Showboat Indiana Investment Limited Partnership, a general partner of Showboat Marina Partnership,an Indiana general partnership, the general partner of Showboat Marina Casino Partnership, a general partnership organized and existing under the laws of the State of Indiana, and acknowledged the execution of the foregoing instrument acting for and on behalf of said partnership.
     Witness my hand and Notarial Seal this 28 day of March, 1996.

/s/ Elizabeth T. McNamee

Signature Elizabeth T.McNamee

(STAMP)	Elizabeth T. McNamee

	Printed	Notary Public

My Commission Expires:	County of Residence:

/s/ SUFFOLK

STATE OF NEW YORK	)
) SS:
COUNTY OF NEW YORK	)
     Before me, a Notary Public in and for said County and State, personally appeared John N. Brewer, the Assistant Secretary of Showboat Indiana, Inc., a Nevada corporation, the general of Showboat Indiana Investment Limited Partnership, a Nevada limited partnership, the general partner of Showboat Marina Partnership, a general partnership organized and existing under the laws of the State of Indiana, and acknowledged the execution of the foregoing instrument acting for and on behalf of said partnership.
     Witness my hand and Notarial Seal this 28 day of March, 1996.

/s/ Elizabeth T. McNamee

Signature

(STAMP)	Elizabeth T. McNamee

	Printed	Notary Public

My Commission Expires:	County of Residence:

/s/ SUFFOLK

EXHIBIT A
LEGAL DESCRIPTION
That part of Fractional Section 22, and Fractional Section 15, Township 37 North, Range 9, West of the Second Principal Meridian in Lake County, Indiana, more particularly described as follows:
Commencing at Point “G” on the Southeasterly bulkhead line (established by the U.S. Government permits of March 27, 1908, October 15, 1929, and July 5, 1932), said point also being on the Southwesterly right-of-way line of Aldis Avenue extended, (said point being established by a “T” rail set in concrete); thence along the Southwesterly line of Aldis Avenue South 46º46’06” East (assumed record bearing), 1376.00 feet to Point “R” on Plat of Survey prepared by the County Surveyor of Lake County, Indiana, dated July 3, 1958, said point being the POINT OF BEGINNING, said Point being at the intersection of the centerline of vacated Lake Place and the Southwesterly right-of-way line of Aldis Avenue;
thence along the centerline of vacated Lake Place North 43º15’00” East a distance of 66.30 feet to Point “Q” on the northeasterly right-of-way line of Aldis Avenue;
thence North 35º15’53” East a distance of 134.74 feet, (measured North 34º53’04” East, 134.78 feet);
thence North 87º48’17” East a distance of 79.47 feet;
thence North 45º33’40” East a distance of 100.50 feet;
thence North 27º26’34” East a distance of 102.39 feet;
thence North 35º50’46” East a distance of 100.24 feet;
thence North 43º17’00” East a distance of 100.18 feet;
thence North 73º22’05” East a distance of 92.36 feet;
thence South 88º52’08” East a distance of 85.40 feet;
thence South 45º50’45” East a distance of 106.63 feet;
thence South 28º53’00” East a distance of 115.00 feet;
thence South 29º55’11” East a distance of 84.42 feet;
thence South 20º54’05” East a distance of 100.04 feet;
thence South 19º45’23” East a distance of 100.01 feet;
thence South 15º10’45” East a distance of 100.24 feet;
thence South 13º49’39” East a distance of 64.28 feet;
thence South 09º56’52” East a distance of 113.06 feet;
thence South 04º06’11” East a distance of 100.97 feet;
thence South 13º30’52” West a distance of 101.43 feet;
thence South 12º57’25” West a distance of 101.27 feet;
thence South 28º36’02” East a distance of 100.89 feet;
thence South 36º52’10” East a distance of 100.32 feet;
thence South 44º18’16” East a distance of 100.12 feet;
thence South 63º14’35” East a distance of 107.70 feet;
thence South 83º56’42” East a distance of 90.42 feet;
thence North 03º16’06” East a distance of 100.05 feet;
thence North 36º03’33” East a distance of 38.83 feet;
thence South 30º27’20” East a distance of 37.74 feet;
thence South 03º35’32” East a distance of 100.40 feet;

thence South 01º33’00” West a distance of 100.00 feet;
thence South 02º24’49” West a distance of 112.44 feet;
thence South 06º04’10” East a distance of 58.35 feet;
thence South 08º43’41” East a distance of 182.27 feet to a point on the Southwesterly line of Aldis Avenue extended;
thence Southeasterly along the Southwesterly line of Aldis Avenue South 46º46’06” East a distance of 15.24 feet;
thence South 01º46’06” East a distance of 325.27 feet to a brass plug in concrete found at Point “C” on the Northeasterly right-of-way of vacated Baltimore Street;
thence Northwesterly along the Northeasterly right-of-way line of vacated Baltimore Street
North 46º46’06” West a distance of 1285.87 feet, (1284.97 feet measured);
thence South 43º13’54” West a distance of 15.90 feet (15.81 feet measured);
thence North 55º51’36” West a distance of 465.73 feet;
thence North 43º15’00” East a distance of 319.49 feet on the Southwesterly line of Aldis Avenue extended;
thence Northwesterly along the Southwesterly line of Aldis Avenue extended North 46º46’06” West a distance of 330.00 feet to the POINT OF BEGINNING, containing 27.23 acres, more or less, all in East Chicago, Lake County, Indiana.

ACKNOWLEDGEMENT OF COMMENCEMENT DATE
OF REDEVELOPMENT PROJECT LEASE
AND NOTICE OF ELECTION TO TAKE POSSESSION OF LEASED PREMISES
     THE CITY OF EAST CHICAGO, DEPARTMENT OF REDEVELOPMENT, existing pursuant to IC 36-7-14 (“City”) and SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana general partnership (“Tenant”) hereby acknowledge, pursuant to Section 2.01 of that certain Redevelopment Project Lease dated October 19, 1995 (“Lease”), a Memorandum of which is recorded as Instrument No. 95068690 in the Office of the Recorder of Lake County, which Lease was originally entered into by and between the City as Landlord and Showboat Marina Partnership, an Indiana general partnership as tenant, which has assigned its right, title and interest in the Lease to Tenant under a certain Lease Assignment and Assumption Agreement of even date herewith, which Lease has been amended by that certain First Amendment to Redevelopment Project Lease between City and Tenant dated as of even date herewith (the Lease as amended by the First Amendment to Redevelopment Project Lease hereinafter referred to collectively as the (“Lease”), that the Commencement Date of the Lease, being the date that a certificate of suitability was issued by the Indiana Gaming Commission to Showboat Marina Partnership, and which certificate of suitability has been assigned and transferred to Tenant, is January 8, 1996.
     Pursuant to Section 2.05 and Article III, of the Lease Tenant hereby gives to City written notice of Tenant’s election to take possesion of the Leased Premises subject to the provision of the Lease and City acknowledges hereby acknowledges receipt of such notice.
     IN WITNESS WHEREOF, City and Tenant have caused this instrument to be executed by their authorized representatives effective as of the 28th day of March, 1996.
SIGNATURES APPEAR ON FOLLOWING PAGES

“CITY”

CITY OF EAST CHICAGO DEPARTMENT OF REDEVELOPMENT

By:	/s/ Peter C. Serna

Peter C. Serna
Vice President of East Chicago Redevelopment Commission

ATTEST:

By:	/s/ Evelyn J. Jones,

Evelyn J. Jones, Asst. Sec East Chicago Redevelopment Commission

STATE OF INDIANA	)
SS:
COUNTY OF LAKE	)

     Before me a Notary Public in and for said County and State, personally appeared Peter C. Serna and Evelyn J. Jones the Vice President and Assistant Secretary, respectively, of the East Chicago Redevelopment Commission, the governing body of the City of East Chicago Department of Redevelopment existing under IC 36-7-14, and acknowledged the execution of the foregoing instrument as such officers acting for and on behalf of said entity.
     Witness my hand and Notarial Seal this 28th day of March, 1996.

/s/ Richard J. Lesniak

Signature

Printed	Notary Public

My Commission Expires:	County of Residence:
April 13, 1998	Lake

SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana general partnership

By:	Showboat Marina Partnership, an Indiana
general partnership, its general partner

By:	Showboat Indiana Investment Limited
Partnership, a Nevada limited
partnership, its general partner

By:	Showboat Indiana, Inc., a Nevada
corporation, its general partner

By:	/s/ J. Keith Wallace

J. Keith Wallace
President and Chief Executive Officer

STATE OF INDIANA	)
SS:
COUNTY OF LAKE	)

     Before me a Notary Public, in and for said County and State personally appeared J. Keith Wallace, the President and Chief Executive Officer of Showboat, Indiana, Inc., a Nevada corporation, which corporation is the general partner of Showboat Indiana Investment Limited Partnership, a Nevada limited partnership, a general partner of Showboat Marina Partnership, an Indiana general partnership, a general partner of Showboat Marina Casino Partnership, an Indiana general partnership, who acknowledged the execution of the foregoing instrument for and on behalf of Showboat Marina Casino Partnership.
     Witness my hand and notarial seal this 28th day of March, 1996.

/s/ Richard J. Lesniak

Signature RICHARD J. LESNIAK NOTARY PUBLIC STATE OF INDIANA LAKE COUNTY MY COMMISSION EXP. APR. 13, 1998

Printed	Notary Public

My Commission Expires: 4/13/98	County of Residence LAKE
This Instrument was prepared by James B. Burroughs , Ice Miller Donadio & Ryan, One American Square, Box 82001. Indianapolis, indiana 46282-0002, (317)236-2100.

FIRST AMENDMENT TO REDEVELOPMENT PROJECT LEASE
     THIS FIRST AMENDMENT TO REDEVELOPMENT PROJECT LEASE (“Amendment”) is made and entered into as of this 28 day of March, 1996, by and between the CITY OF EAST CHICAGO DEPARTMENT OF REDEVELOPMENT (“City”) and SHOWBOAT MARINA CASINO PARTNERSHIP (‘Tenant”).
Recitals
     1. On October 19, 1995, City entered into a Redevelopment Project Lease with Showboat Marina Partnership, an Indiana general partnership, a Memorandum of which was recorded as Instrument No. 95068690 in the Office of the Recorder of Lake County, Indiana (“Lease”).
     2.  Showboat Marina Partnership has assigned its interest in the Lease to Tenant under a Lease Assignment and Assumption Agreement of even date herewith (“Assignment”), recorded as Instrument No. 96020394, in the Office of the Recorder of Lake County, Indiana, to which assignment the City has given its written consent.
     3. Under Section 1.05 of the Lease the City’s demise to Tenant is made subject to, among other things, easements, restrictions, agreements, covenants and other matters of record to which Tenant consents in writing.
     4. Under certain title insurance policy commitments issued by Stewart Title Guaranty Company and Chicago Title Insurance Company, there appear certain easements, restrictions agreements mortgages and other matters running in favor of Inland Steel Company or its mortgagees identified on Exhibit A attached hereto and made a part hereof (hereinafter the “Encumbrances”), to which Tenant has not and will not give its written consent.
     5. The City is in process of removing the Encumbrances from the Leased Premises through the exercise of its power of eminent domain.
     6. The City, in order to induce the Tenant to accept possession of the Leased Premises, is willing to agree to amend the Lease in certain particulars.
Agreement
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree and acknowledge that the above recitals are true and correct and are incorporated herein as if fully set out herein, and, further agree as follows:
     1. The Lease is hereby amended to provide, and City and Tenant hereby covenant and agree, that (i) to the extent that Tenant is unable to perform, or is delayed in the performance of, any of its obligations under this Lease on account of the exercise of any rights under or the enforcement or attempted enforcement by any person of any rights under the Encumbrances, such nonperformance or delay in performance, shall not be deemed a breach of, a default or Event of Default under this Lease and City shall not undertake or pursue any enforcement of this Lease against Tenant on account thereof, (ii) Tenant shall be excused from further performance of such obligations until such cause is remedied, (iii) rental payments will be proportionally abated during any period that Tenant is prevented from or delayed in commencing or continuing its operations in the Redevelopment Project, and (iv) the term of the Lease shall be extended for the length of such period.
     2. The Lease is further hereby amended to provide, and City and Tenant hereby covenant and agree, that, without limiting the generality of the foregoing amendments contained in Paragraph 1 hereof, any inability of Tenant to perform or delay in Tenant’s performance of its obligations to commence and to substantially complete construction of the Redevelopment Project within the time periods required by Section 5.03 of the Lease, which inability or delay is cause by, arises out of or is related to the exercise of any rights under the Encumbrances or shall be deemed to constitute an

“Unavoidable Delay” under Article III of the Lease, and Tenant shall not be liable for liquidated damages on account thereof and the periods for the performance of Tenant’s obligations under said Section shall be extended by the period during which it is prevented from or delayed in performing such obligations on account of such Unavoidable Delay.
     3. The Lease is further hereby amended to provide and City and Tenant hereby covenant and agree that notwithstanding anything contained herein or in the Lease, Tenant does not hereby consent to the Encumbrances, and the taking of possession of the Leased Premises, including the giving of notice of its election to take possession of the Leased Premises, shall not be deemed to constitute such consent, and the Tenant does not waive any rights it may have under the Lease or otherwise with respect to the existence of the Encumbrances.
     4. The Lease as amended pursuant to this amendment and any rights granted to Tenant hereunder shall also insure to the benefit of any Provider (as defined under the Lease).
     5. Except as herein provided, the other terms and provisions of the Lease shall continue in full force and effect, and the parties hereby reaffirm confirm and ratify the Lease, as hereby amended.
     IN WITNESS WHEREOF, the parties to this First Amendment to Redevelopment Project Lease have caused the same to be executed by their duly authorized representatives as of the date first written above, to be effective immediately following the Assignment.
SIGNATURES APPEAR ON FOLLOWING PAGES

“CITY”

CITY OF EAST CHICAGO DEPARTMENT
OF REDEVELOPMENT

		By:	/s/ Peter C. Serna

Peter C. Serna Vice President of East Chicago Redevelopment Commission
ATTEST:

By:	/s/ Evelyn J. Jones

Evelyn J. Jones, ASST SEC
East Chicago Redevelopment Commission

     STATE OF INDIANA )
                                     SS:
     COUNTY OF LAKE )
     Before me, a Notary Public, in and for said County and State, personally appeared Peter C. Serna and Evelyn J. Jones, the Vice President and Assistant Secretary, respectively, of the East Chicago Redevelopment Commission, the governing body of the City of East Chicago Department of Redevelopment, existing under IC 36-7-14, and acknowledged the execution of the foregoing instrument as such officers acting for and on behalf of said entity.
     Witness my hand and Notarial Seal this 28th day of March, 1996.

/s/ Richard J. Lesniak Signature: RICHARD J. LESNIAK
NOTARY PUBLIC STATE OF INDIANA LAKE COUNTY MY COMMISSION EXP. APR 13, 1998

Printed Notary Public

My Commission Expires:	County of Residence:
April 13, 1998	Lake

SHOWBOAT MARINA CASINO
PARTNERSHIP, an Indiana general partnership

By:	Showboat Marina Partnership, an Indiana general partnership, its partner

By:	Showboat Indiana Investment Limited Partnership, a Nevada limited partnership, its partner

By:	Showboat Indiana, Inc., a Nevada corporation, its general partner

By:	/s/ J. Keith Wallace

J. Keith Wallace
President and Chief Executive Officer

STATE OF INDIANA	)
SS:
COUNTY OF LAKE	)
     Before me, a Notary Public, in and for said County and State, personally appeared J. Keith Wallace, the President and Chief Executive Officer of Showboat, Indiana, Inc., a Nevada corporation, which corporation is the general partner of Showboat Indiana Investment Limited Partnership, a Nevada limited partnership, a general partner of Showboat Marina Partnership, an Indiana general partnership, a general partner of Showboat Marina Casino Partnership, an Indiana general partnership, who acknowledged the execution of the foregoing instrument for and on behalf of Showboat Marina Casino Partnership.
     Witness my hand and notarial seal this 28 day of March, 1996.

/s/ [ILLEGIBLE]

Signature

(SEAL)

Printed Notary Public

My Commission Expires:	County of Residence:
4/13/98	LAKE
This Instrument was prepared by James B, Burroughs, Ice Miller Donadio & Ryan, One American Square, Box 82001, Indianapolis, Indiana 46282-0002, (317)236-2100.

Exhibit A
Encumbrances
1.	Agreement dated May 22, 1954 and recorded March 18, 1955 in Miscellaneous Record 633, page 348 as Document No. 825688.

2.	Easement Agreement dated March 11, 1955 and recorded March 18, 1955 in Miscellaneous Record 633, page 364 as Document No. 826693.

3.	Easement Agreement dated March 11, 1955 and recorded March 18, 1955 in Miscellaneous Record 633, page 367 as Document No. 826695.

4.	Agreement dated December 20, 1961 and recorded February 15, 1962 in Miscellaneous Record 826, page 233 as Document No, 385870.

5.	Quitclaim Deed dated August 17, 1988 and recorded October 13, 1988 as Document No. 002202.

6.	Mortgage dated April 1, 1928 and recorded April 16, 1928, in Mortgage Record 219, page 1, as Document No. 309283, and all supplementals thereto.

7.	Subordinate Mortgage dated September 15, 1994 and recorded October 6, 1994, as Document No. 94069298, made by and between Inland Steel Company, a Delaware corporation, and the United Steelworkers of America.
     All of said documents being recorded in Lake County, Indiana.

SECOND AMENDMENT TO REDEVELOPMENT PROJECT LEASE
     THIS AMENDMENT is made and entered into as of the 20th day of January. 1999 by and among the CITY OF EAST CHICAGO, DEPARTMENT OF REDEVELOPMENT, existing pursuant to Indiana Code 36-7-14 (the “City”), the CITY OF EAST CHICAGO, a municipal corporation of Lake County, Indiana (“East Chicago”) and SHOWBOAT MARINA CASlNO PARTNERSHIP, an Indiana general partnership (“Tenant”).
W I T N E S S E T H:
     WHEREAS, the City and Tenant’s predecessor-in-interest, Showboat Marina Partnership, an Indiana general partnership (the “Original Tenant”), heretofore entered into that certain Redevelopment Project Lease dated as of October l9, 1995 (the “Lease”) with respect to certain land in East Chicago, Lake County, Indiana, as more particularly described in Exhibit “A” attached thereto and made a part thereof and referred to therein as the “Leased Premises”, a Memorandum of which Lease was recorded on November 10,1995 as Instrument No. 95-06869 in the office of the Recorder of Lake County, Indiana (the “Memorandum”); and
     WHEREAS, the Original Tenant thereafter assigned all of its right title and interest said Lease to Tenant pursuant to a certain Lease Assignment arid Assumption Agreement dated as of March 28,1996 and recorded on March 29,1996 as Instrument No. 96-020394 in the office of the Recorder of Lake County, Indiana; and
     WHEREAS, said Lease was amended by First Amendment to Redevelopment Project Lease dated as of March 28, 1996 and recorded on March 29, 1996 as Instrument No. 96-020395 in the Office of the Recorder of Lake County, Indiana (said Lease as so amended being hereinafter referred to as the “Lease”); and
     WHEREAS, the City and Tenant thereafter executed a certain Acknowledgment of Commencement Date of Redevelopment Project Lease and Notice of Election to Take Possession of Leased Premises dated as of March 28, 1996 and recorded on March 29, 1996 as Instrument No. 96-020396 in the Office of the Recorder of Lake County, Indiana; and
     WHEREAS, having completed the survey called for under Section 1.01 of the Lease, the parties now desire to amend the legal description of the Leased Premises which is set forth in Exhibit “A” attached to the Lease to conform to such survey by deleting said legal description and substituting therefor the legal description of the Leased Premises which is set forth in Exhibit “A” attached hereto, which now includes the area of filled land with dock improvements described in Exhibit A-1 attached hereto and made a part hereof and shown on Exhibit A-2 attached hereto and made a part hereof, together with all of the City’s and East Chicago’s right, title and interest therein, now owned or hereafter acquired, including, without limitation, fee title by land patent from the State of Indiana and any additional permit rights (collectively, the “Additional Property”), as provided in Section 5.02 of the Lease; and
FILED

MAR 24 1999

PETER BENJAMIN
LAKE COUNTY AUDITOR

     WHEREAS, Tenant purported to relinquish a portion of the Leased Premises to the City of East Chicago for street right-of-way purposes by Quitclaim Deed dated November 1, 1996 and recorded in the office of the Recorder of Lake County, Indiana on December 12, 1996 as Instrument No. 96081860, which right-of-way was subsequently conveyed by East Chicago to the City by Quitclaim Deed dated January 20, 1999 and recorded in the office of the Recorder of Lake County, Indiana on MARCH 24, 1999 as Instrument No. 99025948 and which right-of-way is more particularly described in Exhibit “B” attached hereto and made a part hereof (the “Right-of-Way”), and the parties now desire to restore the Right-of-Way to the Leased Premises; and
     WHEREAS, contemporaneously herewith, Tenant is executing and delivering to the City of East Chicago, Department of Parks and Recreation (the “Park Department’’) a certain Grant of Public Beach Parking and Pavilion Easement (the “Beach Parking Easement”) and a certain Grant of Public Beach Easement (the “Beach Easement”) (the Beach Parking Easement and Beach Easement being hereinafter collectively referred to as the “Easements”) pursuant to the terms of paragraph 1.05(c) of the Lease, and the parties desire to expand and extend the indemnification provisions contained in Sections 13.01 and 13.02 of the lease to cover and include claims, liability and damages arising out of, under or with respect to said Easements and a certain Access Easement hereinafter reserved; and
     WHEREAS, the City and Tenant now desire to further amend said Lease and to amend said Memorandum in certain particulars, as hereinafter set forth.
     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereby agree as follows:
     1. The legal description of the Leased Premises contained in the Lease and of the Premises contained in the Memorandum is hereby amended by deleting the legal description attached to each of the Lease and the Memorandum as Exhibit “A” and substituting therefor the legal description attached hereto as Exhibit “A”. All references to “Leased Premises” in the Lease and to “Premises” In the Memorandum hereafter shall be deemed and taken to mean the real estate described in Exhibit A attached hereto, including, without limitation, the Additional Property.
     2. It is understood and agreed that the Additional Property consists of the area of filled land and dock improvements described in paragraph 5 of the Property Description under Department of the Army Permit No. 94-056-027-1 issued to East Chicago by the U.S. Army Corps of Engineers, effective December 8, 1995, and in the Certificate of Approval issued to East Chicago by the Indiana Department of Natural Resources (the “IDNR”) pursuant to Application No. LM-95 oh May 19, 1995 (collectively the “Permits”). All references to “City” hereinafter set forth in this paragraph 2 shall mean and include both the City and East Chicago, as permittee under said Permits, jointly and severally. East Chicago joins in the execution of this document solely for purposes of consenting and agreeing to the terms and provisions hereof which are applicable to said Permits. It is further understood and agreed that Tenant shall have no right, title or interest in, and no liability, obligation

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or responsibility with respect to, any of the other improvements or elements of the project described in said Permits (the “Other Improvements”), all of which shall remain under the control of and be the responsibility of the City. Without limitation upon any of the foregoing, it is expressly understood and agreed that the City shall: (i) construct, install, maintain, repair and replace, at its expense, all of the Other Improvements in strict accordance with the terms of the Permits; (ii) maintain the Permits in full force and effect throughout the Term of the Lease and any renewals or extensions thereof, including, without limitation, obtaining, at its expense, all required renewals or extensions of the Permits; (iii) observe, perform and strictly comply with the terms, provisions, conditions and limitations of the Permits and all federal, state and local laws, ordinances, codes, rules and regulations (collectively “laws”) applicable thereto and prevent and refrain from any violation of any of the same, all at the City’s expense, except that Tenant shall pay the cost of the monitoring program required under Special Condition No. 14 of the Permit issued by the IDNR; (iv) immediately notify Tenant in writing of any material notices or other communications received with respect to the Permits and furnish Tenant true copies of all such notices and communications as and when received; (v) join in or consent to, as Tenant deems necessary in its sole discretion, any communications with respect to or modifications of the Permits which tenant determines to be necessary or desirable in its sole discretion to facilitate Tenant’s use and/or further development of the Additional Property for the operation of Tenant’s gaming vessel therefrom; and (vi) promptly apply for and exert best efforts to obtain, at its expense, a patent for the additional Property pursuant to I.C. 14-18-6. In addition to the indemnification provided for in Section 13.02 of the Lease, the City shall indemnify, defend and save harmless Tenant from and against any and all claims, liability, loss, cost, damage and expense (including, without limitation reasonable attorneys fees) arising out of or with respect to the ownership, use, operation and maintenance of the Other Improvements or any violation of the Permits of applicable laws.
     3. In addition to its repair and maintenance obligations under Article X of the Lease. Tenant also shall maintain the Additional Property in accordance with the Permits.
     4. The Right-of-Way is hereby restored to and made a part of the Leased Premises under the Lease.
     5. The City reserves a non-exclusive easement for vehicular access over, upon and across that portion of the Leased Premises described in Exhibit “C” attached hereto and made a part hereof and shown on Exhibit “D” attached hereto and made a part hereof (the “Access Easement”) to (i) the adjoining parking area established by the Bench Parking Easement and (ii) the adjoining land now or formerly owned by Inland Steel Company (the “Inland Steel Land”) and having the benefit of access easements reserved in that certain Quitclaim Deed in East Chicago recorded October 13, 1988 as Document No. 02202 in the Office of the Recorder of Lake Country, Indiana, effective only upon the recording of an instrument releasing the easements reserved by such Quitclaim Deed in form acceptable to Tenant, and for no other use or purpose, subject to the terms and conditions hereinafter set forth. Said Access Easement shall: (a) constitute only a private easement appurtenant to the Bench Parking Easement and the Inland Steel Land and not the dedication of a public right-of-way: (b) be used only by passenger and commercial vehicles (including buses and light trucks not exceeding five (5) tons gross weight), in common with such

3

use thereof by Tenant and its patrons, invitees, guests and employees and others to whom Tenant may grant similar easements, and for no other use or purpose; and not be used for the transport of any hazardous materials. The City shall not cause, permit or suffer any signs to be erected or maintained upon or along said Access Easement. The City shall not transfer or assign said Access Easement or grant sub-easements therein to any other person or entity, except that the City may grant a sub-easement to Inland for ingress and egress as hereinabove provided, subject to the terms and conditions set forth herein. The Access Easement shall be subject to such reasonable rules and regulations Tenant may impose thereon from time to time for the purpose of protecting its casino and accessory businesses conducted on the Leased Premises. Said Access Easement shall terminate upon termination or expiration of the Lease, or, if sooner, in the event the City or anyone claiming by, through or under the City breaches or violates any of the foregoing terms and conditions, or in the event the use thereof is abandoned.
     6. Notwithstanding anything to the contrary contained therein, the indemnification provided by Tenant under Section 13.01 of the Lease is hereby expanded and extended to cover and include any and all claims, liability and damages arising out of the negligence of Tenant, its patrons invitees, guests or employees in connection with their use of the common parking area established under the Beach Parking Easement. Not with standing anything to the contrary contained therein the indemnification provided by the City under Section 13.02 of the Lease is hereby expanded and extended to cover and include any and all claims, liability and damages arising out of the negligence of (i) the Perks Department, its patrons, invitees, guests, employees or members of the public in connection with their use of the common parking area and the public beach and pavilion established under the Easements, or (ii) the city, its patrons invitees, guests, employees or members of the public or any licensee, permitee or grant of a sub-easement in connection with their use of the Access Easement hereinabove reserved.
     7. All capitalized terms used herein and not otherwise defined shall have the same meaning and definition as provided in the Lease
     8. Except as herein expressly provided, all terms and provisions of the Lease and the Memorandum shall remain the same and the Lease and the Memorandum, as hereby attended are hereby ratified and confirmed.

4

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CITY OF EAST CHICAGO, DEPARTMENT OF REDEVELOPMENT

Attest Deidrei W. Buggs	By:	/s/ John D. Artis

SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana general partnership

	By:	SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana general partnership, its general partner

		By:	SHOWBOAT INDIANA INVESTMENT LIMITED PARTNERSHIP, a Nevada limited partnership, its general partnership

		By:	SHOWBOAT INDIANA, INC., a Nevada corporation, its general partner

			By:	/s/ Colin V. Reed

			Name: Title:	Colin V. Reed Exec. Vice President/Secretary

CITY OF EAST CHICAGO, a municipal corporation of Lake County, Indiana
Attest [ILLEGIBLE]

5

STATE OF INDIANA	)
	)	SS:
COUNTY OF LAKE	)
     Before me, a Notary Public in and for said County and State, personally appeared John D. Artis and Deidrei W. Buggs, the Executive Director and Secretary respectively, of the City of East Chicago Redevelopment Commission, the governing body of the City of East Chicago Department of Redevelopment, existing under I.C. 36-7-14, and acknowledged the execution of the foregoing instrument as such officers acting for and on behalf of said department.
     Witness my hand and Notarial Seal this 20th day of January, 1999.

/s/ JOSEPH E. COSTANZA
JOSEPH E. COSTANZA, Notary Public

My Commission Expires:
January 31, 2007
My County of Residence:
Porter

6

STATE OF TENNESSEE	)
	)	SS:
COUNTY OF SHELBY	)
     Before me, a Notary Public in and for said County and State, personally appeared Colin V. Reed, the Secretary, of Showboat Indiana, Inc, a Nevada corporation, the general partner of Showboat Indiana Investment Limited Partnership, a general partner of Showboat Marina Partnership, an Indiana general partnership, the general partner of Showboat Marina Casino Partnership, a general partnership organized and existing under the laws of the State of Indiana, and acknowledged the execution of the foregoing instrument acting for and on behalf of said partnership.
     Witness my land and Notarial Seal this 8th day of March 1999.

/s/ [ILLEGIBLE]
Notary Public

My Commission Expires:
March 30, 1995
My County of Residence:
Shelly

7

STATE OF INDIANA	)
SS:
COUNTY OF LAKE	)
     Before me, a Notary Public in and for said County and State, personally appeared Robert A. Pastrick, and, Mary Marris Leonard, the Mayor and Clerk of the City of East Chicago, a municipal corporation of Lake County, Indians, who acknowledged execution of the foregoing instrument for and on behalf of said municipal corporation.
     Witness my hand and Notarial Seal this 23rd day of February, 1999.

/s/Richard J. Lesniak
Richard J. Lesniak, Notary Public

My Commission Expires:
02.13-08
My County of Residence:
Lake
This instrument was prepared by Norman R Newman, Attorney at Law, Dam Pecar Newman & Kleimen, One American Square. Suite 2300, Box: 82008, Indianapolis, Indiana 46282.

8

PROPERTY DESCRIPTION
That part of Fractional Section 22 and Fractional Section 15, Township 39 North, Range 9 West of the Second Principal Meridian in Lake County, Indiana more particularly described as follows:
Commencing at Point “G” on the Southeasterly bulkhead line (established by the U. S. Government permits of March 27, 1908, October 15, 1925 and July 5, 1932) said point also being on the Southwesterly right-of-way line of Aldis Avenue extended; thence South 46º 46’08” East (assumed Record Bearing) along the Southwesterly line of Aldis Avenue, 1376.00 to a Iron Pipe on the centerline of Vacated Lake Place and the Point of Beginning; thence North 43’15’00” East. Along the centerline of Vacated Lake Place, 66.30 feet; thence North 27’87’17” East, 79.47 feet; thence North 33’50’46” to a In. Pipe on the Northeasterly right-of —way line of Aldis Avenue; thence North 34’33’04” East, 134.78 feet; thence North 87’48’17” East, 79.47 feet; thence North 45’33’40” East, 100.50 feet; thence North 27’26’34” East, 102,39 feet; thence North 35’50’46” East; 100.24 feet; thence North 43’17’00” East, 100.18 feet; thence North 73’22’05” East, 92.36 feet; thence South 88’52’08” East, 85.40 feet; thence South 45’50’45” East 106.63 feet; thence North 72’41’04” East along the North Edge of Dock, 63.28 feet; thence North 17’40’39” East along the east edge Dock 578.84 feet; thence South 72’59’54” West, 13.46 feet; thence North 17’40’39” West, 47.85 feet; thence South 74’17’22” West, along the South edge of Dock, 61.64 feet; thence South 09’56’52” East, 57.80 feet; thence South 04’06’11” East, 100.97 feet; thence South 13’30’32” West, 101.43 feet; thence South 12’57’25” West, 101.27 feet; thence South 28’38’02” East, 100.89 feet; thence South 38’52’10” East, 100.32 feet; thence South 44’18’16” East, 100.12 feet; thence South 63’14’35” East, 107.70 feet; thence South 83’56’42” East, 90.42 feet; thence North 03’16’03” East, 100.05 feet; thence North 03’35’32” East 38.83 feet; thence South 30’27’20” East, 37.74 feet; thence South 48’46’05” East, along said Southwesterly line 15.24 feet to the East line of said Fractional Section 22; thence South 01’46’06” East, along sold East line, 325.27 feet, to a Monument found at Point “C” at the intersection of the East line of sold Fractional Section 22 and the Northeasterly line of vacated Baltimore Avenue extended, 1284.86 feet; thence South 43’13’54” West, 15.90 feet; thence North 55’51’36” West, 465,73 feet; thence North 43’15’00” East 319.49 feet, to the Southeasterly line of Aldis Avenue extended; thence North 46’46’06” West, along sold Southwesterly line, 330.00 feet to the Point of Beginning. Continuing 27.942 acres, more or less.
EXHIBITS “A”

9

PROPERTY ADDITION DESCRIPTION
That part of Fractional Section 22 and Fractional Section 15, Township 39 North, Range 9 West of the Second Principal Meridian in Lake County, Indiana more particularly described as follows:
Commencing at Point “G” on the Southeasterly bulkhead line (established by the U. S. Government permits of March 2, 1908, October 15, 1925 and July 5, 1932) said point also being on the Southwesterly right-of-way line of Aldis Avenue extended; thence South 45’46’08” East (assumed Record Bearing) along the Southwesterly line of Aldis Avenue extended, 376.00 to a Iron Pipe on the centerline of vacated Lake Place; thence North 43’15’00” East Along the centerline of vacated Lake Place, 86.30 feet to a Iron Pipe on the Northeasterly right-of-way line of Aldis Avenue; thence North 34’53’04” East, 134.78 feet; thence North 87’48’17” East, 79.47 feet; thence North 45’33’40” East, 100.50 feet; thence North 27’26’34” East, 102.39 feet; thence North 35’50’46” East, 0.24 feet: thence North 43’17’00 East 100.18 feet; thence North 73’22’05 East, 106.63 feet; thence South 28’53’00 East 115.60 feet; thence South 29’55’11” East, 43.65 feet to the Point of Beginning; thence North 72’41’04” East, along the North Edge of Dock, 63.28 feet; thence North 17’40’39” West,68.50 feet thence North 73’08’53’ East 13.57 feet thence South 17’40’39 East,along the East edge Dock. 576.84 feet: thence South 17’40’39’’ East, along the East edge Dock.576.84 Feet: thence South 72’59’54’’ West 13.40 feet; thence North 17’40’39” West, 47.95 feet; thence South 74’17’22” West, along the South edge of Dock, 61.64 feet; thence North 09’56’52” West, 55.26 feet; thence north 13’49’39’’ West, 84.28 feet;thence North 15’10’45’’ West 100.24 feet; thence North 19’45’25” West, 100.01 feet; thence North 20’54’05” West, 100.04 feet; thence North 29’55’11” West, 40.77 feet to the Point of Beginning. Containing 0.72 acres, more or less.
EXHIBIT “A-1”

10

EXHIBIT “A-2”

11

     A part of Fractional Section 22, Township 37 North, Range 9 West, Lake Country, Indiana, described as follows: Commencing at a Point “G” which point is on the southeasterly bulkhead line (established by U.S. Government Permits of March 27,1929 and July 5, 1932), and the southwesterly line of Aldis Avenue extended, this point being established by a “T” rail set in concrete (the foregoing portion of this description is taken from Instrument No. 95083039): thence South 47 degrees 11 minutes 52 seconds East 428.549 meters (1,406.00 feet) along the southwestern boundary of said Aldis Avenue to the southeastern boundary of vacated Lake Place and the point of beginning of this description; thence North 42 degrees 49 minutes 14 seconds East 20.208 meters (66.30 feet) along the prolonged southeastern boundary of said vacated Lake Place to the prolonged northeastern boundary of said Aldis Avenue; thence South 47 degrees 11 minutes 52 seconds East 168.595 meters (545.57 feet) along the prolonged boundary of said Aldis Avenue; thence South 42 degrees 45 minutes 13 seconds West 51,447 meters (168.79 feet); thence South 47 degrees 14 minutes 37 seconds East 220.000 meters (721.78 feet); thence South 42 degrees 45 minutes 23 seconds West 39.041 meters (128.09 feet) to the northeastern boundary of vacated Baltimore Street; thence North 47 degrees 11 minutes 52 seconds West 295.214 meters (968.55 feet) along the boundary of said vacated Baltimore Street to the northwestern line of the undersigned’s leasehold premises; thence North 42 degrees 47 minutes 02 seconds East 70.104 meters (230.00 feet) along said northwestern line to the prolonged southwestern boundary of said Aldis Avenue; thence North 47 degrees 11 minutes 52 seconds West 91.440 meters (300.00 feet) along the prolonged boundary of said Aldis Avenue to the point of beginning and containing 1.721 hectares (4.252 acres), more or less.
EXHIBIT “B”

12

ACCESS ROAD EASEMENT DESCRIPTION
That part of Fractional Section 22 and Fractional Section 15, Township 39 North, Range 9, West of the Second Principal Meridian in Lake County, Indiana more particularly described as follows:
Commencing at Point “G” on the Southeasterly bulkhead line (established by the U.S. Government permits of March 27, 1908. October 15, 1925 and July 5, 1932) said point also being on the Southwesterly right-of-way line of Aldis Avenue extended; thence South 46.°46.’06”. East (assumed Record Bearing) along the Southwesterly line of Aldis Avenue, 1376.00 to a Iron Pipe on the centerline of vacated Lake Place; thence North 43°15’00”. East, 66.30 feet to the Northeasterly line of Aldis Avenue; thence South 46°46’06”. East, along said Northeasterly line and said line extended. Southeasterly, 440.19 feet to the point of Beginning; thence continuing South 46°48’06”. East, along said Northeasterly line of Aldis Avenue extended. Southeasterly, 83.83 feet; thence South 43°13’54”. West, 55.02 feet; thence South 00°33’52” East, 14.85 feet; thence on a curve to the right, 15.46 feet said curve having a radius of 25.00 feet or a chord that bears South 17°08’52” West, 15.21 feet; thence South 34°51’37”. West 45.13 feet; thence on a curve to the left 121.13 feet said curve having a radius of 85.00 feet and a chord that bears South 05°58’55”. East, 111.18 feet; thence South 46°49’26” East, 1341.96 feet to the East line of said Fractional Section 22; thence South 01°48’08” East, along said East line, 39.70; thence North 48°53’45” West, 717.33 feet; thence North 48°44’10” West, 652.67 feet; thence on a curve to the right, 161.10 feet, said curve having a radius of 113.00 feet and a chord that bears North 05°58’55” West, 147.80 feet; thence North 34°51’37” East, 24.52 feet; thence on a curve to the left 81.71 feet, said curve having a radius of 60.00 feet and a chord that bears North 04°09’18” West, 75.54 feet; thence North 43°10’14” West, 20.54 feet; thence North 43°13’54” East, 51.43 feet to the Point of Beginning.
EXHIBIT “C”

13

Exhibit“D”

14

CONSENT OF MORTGAGEE
     The undersigned, Firstar Bank of Minnesota, N.A., a national banking association (successor by merger to American Bank National Association), as Mortgagee under that certain Leasehold Mortgage, Assignment of Rents and Security Agreement from Showboat Marina Casino Partnership, an Indiana general partnership, as Mortgagor, dated March 28, 1996 and recorded March 29, 1996 as Instrument No. 96-020397 in the office of the Recorder of Lake County, Indiana, does hereby consent to the execution by said Mortgagor of the above and foregoing Second Amendment to Redevelopment Project Lease.
     IN WITNESS WHEREOF, the undersigned Mortgagee has executed this Consent on this [ILLEGIBLE] day of march 1999.

FIRSTAR BANK OF MINNESOTA,N.A.

By: Name:	/s/ Frank P. Leslie III Frank P. Leslie III
Title:	VICE PRESIDENT

Attest:

By:	/s/ Angela M. Weidel La Batho

Name:	Angela M. Weidel La Batho
Title:	Assistant Vice President

15

STATE OF Minnesota	)
	)	SS:
COUNTY OF Ramsey	)
     Before me, a Notary Public in and for said County and State, personally appeared Frank P. Leslio III and A.M. Weidell-LaBathe           the Vice President and Ass’t Vice President of Firstar Bank of Minnesota, N.A., International banking association, who acknowledged execution of the above Consent of Mortgagee for and on behalf of said association.
     Witness my hand and Notarial Seal this 4th day of March, 1999.

By:	/s/ Drostyn S Anderson
Drostyn S Anderson, Notary Public (SEAL)
My Commission Expires:
January 31, 2000

My County of Residence:
Washington
This instrument was prepared by Norman R. Newman, Attorney at Law, Dann Pecar Newman &. Kleiman, One American Square, Suite 2300, Box 82008, Indianapolis, IN 45282.

16

STATE OF INDIANA
LAKE COUNTY
FILED FOR RECORD

2005 APR 20 [ILLEGIBLE]
[ILLEGIBLE]
APN(S):
RECORDING REQUESTED BY:
AND WHEN RECORDED MAIL TO:
Wilkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Attn: Thomas M. Cerabino
ASSIGNMENT AND ASSUMPTION OF LEASE
     THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Agreement”) is made as of this 26th day of April, 2005 by and between SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana general partnership (“Seller”), and RIH ACQUISITIONS IN, LLC, an Indiana limited liability company (“Assignee ”) and a wholly-owned subsidiary of Resorts International Holdings, LLC, a Delaware limited liability company (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Asset Purchase Agreement (as defined below).
RECITALS
     A. Seller and Buyer, along with Tunica Partners II L.P., a Mississippi limited partnership, GNOC Corporation, a New Jersey corporation, and Bally’s Olympia limited Partnership, a Delaware limited partnership, are parties to that certain Asset Purchase Agreement dated as of September 27, 2004 (the “Asset Purchase Agreement”), providing for among other things, the sale, conveyance, assignment, transfer and delivery by Seller to Buyer or, under certain conditions, an Affiliate of Buyer, of Seller’s right, title and interest in and to the Purchased Assets relating to the Casino A Property.
     B. As of the date hereof, Buyer has transferred and assigned to Assignee and Assignee has accepted the transfer and assignment of Buyer’s right, title and interest under the Asset Purchase Agreement in and to the Purchased Assets relating to the Casino A Property.
     C. The Seller is a party to that certain Lease listed on Schedule 1 attached hereto (the “Lease”) and by this reference is made a part hereof.
     D. In accordance with the terms of the Asset Purchase Agreement, Seller and Assignee have agreed to enter into this Agreement providing for the assignment, transfer and conveyance to Assignee of the Seller’s rights, title, benefits, privileges and interest in, to and under the Lease.
FILED
APR 28 2005
STEPHEN R. STIGLICH
LAKE COUNTY AUDITOR

AGREEMENT
     NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which ate hereby acknowledged, Assignee and Seller agree as follows:
     1.  Assignment. In accordance with and subject to the terms of the Asset Purchase Agreement, Seller does hereby SELL, CONVEY, ASSIGN, TRANSFER and DELIVER to Assignee, and Assignee hereby purchases and accepts with effect as of the Closing all of Seller’s right, title, benefits, privileges and interest in, to and under the Lease, including, without limitation, all security deposits, if any, that have been delivered to Seller in connection with any lease or sublease of the premises covered thereby.
     2. Assumption. In accordance with and subject to the terms of the Asset Purchase Agreement, Assignee does hereby, with effect as of the Closing (a) accepts the foregoing assignments, transfers and conveyances, to the extent that such are legally assignable and necessary consents to assignment have been obtained, of Seller’s rights, title, benefits, privileges, and interest in, to and under the Lease and (b) from and after the Closing, assumes, undertakes and agrees to pay, perform, honor and discharge promptly when due all obligations of Seller in accordance with the respective terms of the Lease.
     3. Release. Subject to the terms and conditions of the Asset Purchase Agreement, from and after the Closing, Seller shall have no Liabilities with respect to the Lease, and Assignee shall assume all such Liabilities. Subject to the terms and conditions of the Asset Purchase Agreement, Assignee, for itself and its Affiliates, does hereby absolutely, irrevocably, forever and fully, generally and specifically, release and discharge the Seller and its Affiliates, from any and all Liabilities, with respect to, pertaining to, or arising from the Lease at any time from and after the Closing.
     4. Validity. Seller represents and warrants that (i) Seller has not assigned or executed any assignment of, and will not assign or execute any assignment of its interest in, the Lease to anyone other than the Assignee, and any assignment, designation or direction by Seller inconsistent herewith shall be void and (ii) Seller has not done any act or executed any document that impairs the rights of the Assignee to the Lease under this Agreement.
     5. Notices. All notices and other communications hereunder shall be delivered in accordance with Section 13.3 of the Asset Purchase Agreement.
     6. Amendments. This Agreement shall not be amended except by a written instrument making specific reference to this Agreement signed by each of the parties hereto.
     7. Governing Law. This Agreement shall be governed by the Laws of the State of Indiana, without giving effect to choice of law principles thereof that would cause the application of the Laws of any other jurisdiction.
     8. Binding on Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and representatives.

2

     9. Headings. The subject headings or captions of the paragraphs in this Agreement are inserted for convenience of reference only and shall not affect the meaning, construction or interpretation of the any provisions contained herein. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.
     10. Counterparts. This Agreement may be signed in multiple counterparts, with each counterpart having the same force and effect as if this single instrument were executed by each of the parties hereto and delivered (including by facsimile) to the other party.
     11. Third Party Beneficiaries. There are no third party beneficiaries to this Agreement.
     12. Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions of this Agreement shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.
     13. Conflicts. Notwithstanding anything to the contrary contained in this Agreement, in the event of any conflict between the terms of this Agreement and the terms of the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall control.
     14. Subsequent Action. If at any time after the date hereof the Assignee or Seller will consider or be advised that any instruments of conveyance, assignments, filings, assurances or any other actions that are necessary or desirable to vest, perfect or confirm the sale, transfer, assignment, conveyance and delivery of the Lease to the Assignee, or otherwise to carry out this Agreement, the Seller or Assignee, as the case may be, shall execute and deliver all instruments of conveyance, filings, powers of attorney, assignments and assurances and take and do all such other actions and things as may be reasonably requested by the Assignee or Seller, as the case may be, in order to vest, or perfect confirm the sale, transfer, conveyance and delivery of the Lease or otherwise to carry out the transactions contemplated by this Agreement.
[Signature Page Follows]

3

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

SELLER:

SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana general partnership

By:	Showboat Marina Partnership, an Indiana general partnership, its general partner

	By:	Showboat Indiana Investment Limited Partnership, a Nevada limited partnership, its general partner

		By:	Showboat Indiana, Inc., a Nevada corporation its general partner

			By:	/s/ Anthony Sanfilippo

			Name:	Anthony Sanfilippo
			Title:	Senior V.P. and Secretary

ASSIGNEE:

RIH ACQUISITIONS IN, LLC, an Indiana limited liability company

By:	Nicholas L Ribis

Name:	Nicholas L. Ribis
Title:	Board Member
Assignment and Assumption of [ILLEGIBLE] Property (Show boat)

STATE OF TENNESSEE
COUNTY OF SHELBY
     I, [ILLEGIBLE], a Notary Public in and for the aforesaid State and County, hereby certify that on the 26th day of April, 2005, Anthony sanfilippo personally appeared before me and executed this Assignment and Assumption of Lease on behalf of Showboat Marina Casino Partnership for the purposes described herein.
Given under my hand and seal this 26th day of April, 2005.

/s/ [ILLEGIBLE]

Notary Public
     My Commission Expires: 1-29-08
(SEAL)
Assignment and Assumption of [ILLEGIBLE] Property (Show boat)

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

SELLER:

SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana general partnership

By:	Showboat Marina Partnership, an Indiana general partnership, its general partner

	By:	Showboat Indiana Investment Limited Partnership, a Nevada limited partnership, its general partner

		By:	Showboat Indiana, Inc., a Nevada corporation, its general partner

By:
Name:
Title:

ASSIGNEE:

RIH ACQUISITIONS IN LLC, an Indiana limited liability company

By:	/s/ Nicholas L. Ribis

Name:	Nicholas L. Ribis
Title:	Board Member
Assignment and Assumption of [ILLEGIBLE] Property (Show boat)

STATE OF NEW YORK
COUNTY OF NEW YORK
     I, WILBERT DAVIS, a Notary Public in and for the aforesaid State and County, hereby certify that on the 26th day of April, 2005, Nicholas L. Ribis personally appeared before me and executed this Assignment and Assumption of Lease on behalf of RIH Acquisition IN, LLC for the purposes described herein.
     Given under my hand and seal this 26th day of April, 2005.

/s/ Wilbert Davis
Notary Public

     My Commission Expires: August 10, 2006
(SEAL)

SCHEDULE I
TO
ASSIGNMENT AND ASSUMPTION OF LEASE
DESCRIPTION OF LEASE
1.	Redevelopment Project Lease by and between the City of East Chicago, Department of Redevelopment (the “City”) and Showboat Marina Partnership, an Indiana general Partnership, dated october, 25 1995

2.	Lease Assignment and Assumption Agreement, dated as of March 28, 1996, from Showboat Marina Partnership, as assignor, to Showboat Marina Casino Partnership, as assignee

3.	First Amendment to Redevelopment Project Lease by and between the City and Showboat Marina Casino Partnership, an Indiana general partnership, dated as of March 28,1996

4.	Second Amendment to Redevelopment Project Lease dated as of January 20, 1999 between the City, the City of East Chicago, a municipal corporation of Lake County. Indiana, and Showboat Marina Casino Partnership

5.	Acknowledgment of the Commencement Date of Redevelopment Project Lease and Notice dated March 28,1996

RECORDING REQUESTED BY: AND WHEN RECORDED MAIL TO: 2006 094333 Linda Schmidt Stewart Title Services of Indiana, Inc. 9190 Priority Way West Drive Suite 110 Indianapolis, IN 46240 660002235DA	STATE OF INDIANA LAKE COUNTY FILED FOR RECORD 2005 OCT 27 APRIL 09 MICHAEL A. CROWN RECORDER
ASSIGNMENT AND ASSUMPTION OF LEASE
          THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Agreement”) is made as of this 25 day of October, 2006, by and between RIH Acquisitions IN, LLC, an Indiana limited liability company (“Assignor”) and RIH Propco IN, LLC, an Indiana limited liability company(“Assignee”).
RECITALS
     A. Assignor intends to transfer all its right, title and interest in certain Lease listed on Schedule I attached hereto (the “Transfer”) to Assignee, a newly-formed wholly owned subsidiary of Assignor (“Propco”).
     B. Assignor is a party to that certain Lease listed on Schedule I attached hereto (the “Lease”) and by this reference are made a part hereof, with respect to the property described on Schedule II attached hereto.
     C. Assignor and Assignee have agreed to enter into this Agreement providing for the assignment, transfer and conveyance to Assignee of Assignor’s rights, title, benefits, privileges and interest in, to and under the Lease.
AGREEMENT
     NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignee and Assignor agree as follows:
          1. Assignment. Assignor does hereby CONVEY, ASSIGN, TRANSFER and DELIVER to Assignee, and Assignee hereby accepts with effect as of the Transfer all of Assignor’s right, title, benefits, privileges and interest in, to and under the Lease, including, without limitation, all security deposits paid to the lessor.
          2. Assumption. Assignee does hereby, with effect as of the Transfer (a) accepts the foregoing assignments, transfers and conveyances, to the extent that such arc legally assignable and necessary consents to assignment have been obtained, of Assignor’s rights, title, benefits, privileges, and interest in, to and under the Lease and (b) from and after the Transfer,
(SEAL)

assumes, undertakes and agrees to pay, perform, honor and discharge promptly when due all obligations of tenant in accordance with the respective terms under the Lease.
          3. Indiana Riverboat License. Notwithstanding any provisions to the contrary which may be included in this Agreement, none of the rights, title and interests herein assigned and described shall be deemed to include Assignor’s riverboat license or any of Assignor’s interest therein.
          4. Validity. Assignor represents and warrants that (i) Assignor has not assigned or executed any assignment of, and will not assign or execute any assignment of its interest In, the Lease to anyone other than the Assignee, and any assignment, designation or direction by Assignor inconsistent herewith shall be void and (ii) Assignor has not done any act or executed any document that impairs the rights of the Assignee to the Lease under this Agreement.
          5. Amendments. This Agreement shall not be amended except by a written instrument making specific reference to this Agreement signed by each of the parties hereto.
          6. Governing Law. This Agreement shall be governed by the laws of the State of Indiana, without giving effect to choice of law principles thereof that would cause the application of the Laws of any other jurisdiction.
          7. Binding on Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and representatives.
          8. Headings. The subject headings or captions of the paragraphs in this Agreement are inserted for convenience of reference only and shall not affect the meaning, construction or interpretation of the any provisions contained herein. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.
          9. Counterparts. This Agreement may be signed in multiple counterparts, with each counterpart having the same force and effect as if this single instrument were executed by each of the parties hereto and delivered (including by facsimile) to the other party.
          10. Third Party Beneficiaries. There are no third-party beneficiaries to this Agreement.
          11. Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions of this Agreement shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.
          12. Subsequent Action. If at any time after the date hereof Assignee or Assignor will consider or be advised that any instruments of conveyance, assignments, filings, assurances or any other actions that are necessary or desirable to vest, perfect or confirm the transfer, assignment, conveyance and delivery of the Lease to Assignee, or otherwise to carry out this Agreement, Assignor or Assignee, as the case may be, shall execute and deliver all instruments of conveyance, fillings, powers of attorney, assignments and assurances and take and do all such other actions and things as may be reasonably requested by Assignee or Assignor, as the case may be, in order to vest, perfect, or confirm the transfer, conveyance and delivery of the Lease or otherwise to carry out this Agreement.
[SIGNATURES ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

ASSIGNOR:

RIH ACQUISITIONS IN, LLC.
an Indiana limited liability company

By:	/s/ Eric J. Matejevich

Name:	Eric J. Matejevich

Title:	CFO & Senior VP

ASSIGNEE:

RIH PROPCO IN, LLC,
an Indiana limited liability company

By:	/s/ Eric J. Matejevich

Name:	Eric J. Matejevich

Title:	CFO & Senior VP

This instrument was prepared by Alycia S. Green, attorney at lew. I affirm, under penalties of perjury, that I have taken reasonable care to redact each Social Security Number in this document, unless required by law. Alycia S. Green.
SIGNATURE PAGE TO ASSIGNMENT OF IN LEASE

STATE OF NY
COUNTY OF NY
     I, Alycia Green, a Notary Public in and for the aforesaid State and County, hereby certify that on the ____th day of October, 2006, Eric J. Matejevich personally appeared before me, and executed this Assignment and Assumption of Lease on behalf of RIH Acquisitions IN, LLC for the purposes described herein.
     Given under my hand and seal this 25th day of October, 2006.

/s/ ALYCIA GREEN Name:
(SEAL)
Notary Public of NY
Resident of NY County
My Commission Expires: [ILLEGIBLE]
STATE OF NY
COUNTY OF NY
     I, Alycia Green, a Notary Public in and for the aforesaid State and County, hereby certify that on the ____th day of October, 2006, Eric J. Matejevich personally appeared before me, and executed this Assignment and Assumption of Lease on behalf of RIH Propco IN, LLC for the purposes described herein.
     Given under my hand and seal this 25th day of October, 2006

/s/ ALYCIA GREEN Name:
(SEAL)
Notary Public of NY
Resident of NY County
My Commission Expires: [ILLEGIBLE]

SCHEDULE I TO ASSIGNMENT AND ASSUMPTION OF LEASE
DESCRIPTION OF LEASE
•	Redevelopment Project Lease by and between the City of East Chicago, Indiana and Showboat Marina Partnership, dated October 19, 1995.

•	Lease Assignment and Assumption Agreement from Showboat Marina Partnership, as assignor, to Showboat Marina Casino Partnership, as assignee, dated as of March 28, 1996.

•	First Amendment to Redevelopment Project Lease by and between the City of East Chicago, Indiana and Showboat Marins Casino as assignee, dated as of March 28, 1996.

•	Acknowledgement of the Commencement Date of Redevelopment Project Lease and Notice dated March 28, 1996.

•	Second Amendment to Redevelopment Project Lease by and between the City of East Chicago, Indiana and Showboat Marina Casino Partnership, dated as of January 20, 1999.

•	Assignment and Assumption of lease dated as of April 26, 2005 by and between showboat Marina Casino Partnership and RIH Acquisitions IN, LLC.

•	1. Lease Agreement dated June 19, 2006 between RIH Acquisitions IN, LLC and Miller Pizza Co, Inc., dba Miller Pizza, an Indiana Corporation.

SCHEDULE II TO ASSIGNMENT AND ASSUMPTION OF LEASE
LEGAL DESCRIPTION
(See attached)

Legal Description
Part of Fractional Section 15 and Fractional Section 22, Township 37 North, Range 9 West of the Second Principal Meridian, in Lake County, Indiana, more particularly described as follows: Commencing at point “G” which point is on the Southeasterly bulkhead line (established by U.S. Government permits of March 27, 1908, October 15, 1929 and July 5, 1932), and the Southwesterly right of way line of Aldis Avenue extended, this point being established by a “T” rail set in concrete, thence along the Southwesterly line of Aldis Avenue, South 46 degrees 46 minutes 06 seconds East, 1376.00 feet to point “R” on plat of survey prepared by the County Surveyor of Lake County, Indiana, and dated July 3, 1959 which is the point of beginning, said point being at the intersection of the centerline of vacated Lake Place and the Southwesterly right of way line of Aldis Avenue, thence along the centerline of vacated Lake Place extended, North 43 degrees 15 minutes 00 seconds East, a distance of 66.30 feet to a point “O” on the Northeasterly right of way line of Aldis Avenue, thence North 35 degrees 35 minutes 33 seconds East 134.74 feet (Measured North 34 degrees 53 minutes 04 seconds East, 134.78 feet) to a point, thence North 87 degrees 45 minutes 17 seconds East, 79:47 feet to a point, thence North 45 degrees 33 minutes 40 seconds East, 100.50 feet to a point; thence North 27 degrees 26 minutes 34 seconds East, 102.39 feet to a point, thence North 35 degrees 50 minutes 46 seconds East, 100.34 feet to a point; thence North 43 degrees 17 minutes 00 seconds East,
Lake county, Indiana
([ILLEGIBLE] Casino)

100.18 feet to a point; thence North 73 degrees 22 minutes 05 seconds East, 92.36 feet to a point; thence South 88 degrees 52 minutes 08 seconds East, 85.40 feet to a point; thence South 45 degrees 50 minutes 45 seconds East, 106.63 feet to a point; thence South 28 degrees 53 minutes 00 seconds East, 115.60 feet to a point; thence South 29 degrees 55 minutes 11 seconds East, 43.65 feet; thence North 72 degrees 41 minutes 04 seconds East, along the North edge of a dock, 63.28 feet; thence North 17 degrees 40 minutes 39 seconds West, 68.50 feet; thence North 73 degrees 08 minutes 53 seconds East, 13.57 feet; thence South 17 degrees 40 minutes 39 seconds East, along the East edge of the dock, 576.84 feet; thence South 72 degrees 59 minutes 54 seconds West, 13.46 feet; thence North 17 degrees 40 minutes 39 seconds West, 47.95 feet; thence South 74 degrees 17 minutes 22 seconds West, along the South edge of the dock, 61.64 feet; thence South 09 degrees 56 minutes 52 seconds East, 57.80 feet; thence South 04 degrees 06 minutes 11 seconds East, 100.97 feet to a point; thence South 13 degrees 30 minutes 52 seconds West, 101.43 feet to a point; thence South 12 degrees 57 minutes 25 seconds West, 101.27 feet to a point; thence South 28 degrees 36 minutes 02 seconds East, 100.89 feet to a point; thence South 36 degrees 52 minutes 10 seconds East, 100.32 feet to a point; thence South 44 degrees 18 minutes 16 seconds East, 100.12 feet to a point; thence South 63 degrees 14 minutes 35 seconds East, 107.70 feet to a point; thence South 83 degrees 56 minutes 42 seconds East, 90.42 feet to a point; thence North 03 degrees 16 minutes 06 seconds East, 100.05 feet to a point; thence North 36 degrees 03 minutes 33 seconds East, 38.83 feet to a point; thence South 30 degrees 27 minutes 20 seconds East, 37.74 feet to a point; thence South 03 degrees 35 minutes 32 seconds East, 100.40 feet to a point; thence South 01 degrees 33 minutes 00 seconds West, 100 feet to a point; thence South 02 degrees 24 minutes 49 seconds West, 112.44 feet to a point; thence South 06 degrees 04 minutes 10 seconds East, 30.35 feet to a point; thence South 08 degrees 43 minutes 41 seconds East, 182.27 feet to a point on the Southwesterly line of Aldis Avenue extended; thence Southeasterly along the Southwesterly line of Aldis Avenue, South 46 degrees 46 minutes 06 seconds East, 15.24 feet to a point; thence South 01 degrees 46 minutes 06 seconds East, 325.27 feet to a point “C”, on the Northeasterly right of way line of vacated Baltimore Street; thence Northwesterly along the Northeasterly right of way line of vacated Baltimore Street, North 46 degrees 46 minutes 06 seconds West, 1285.87 feet to a point; thence South 43 degrees 13 minutes 54 seconds West, 15.90 feet to a point; thence North 55 degrees 51 minutes 36 seconds West, 465.73 feet to a point; thence North 43 degrees 15 minutes 00 seconds East, 319.49 feet to a point on the Southwesterly line of Aldis Avenue extended; thence Northwesterly along the Southwesterly line of Aldis Avenue extended, North 46 degrees 46 minutes 06 seconds West, 330.00 feet to the point of beginning.

MEMORANDUM OF MERGER OF LEASEHOLD INTERESTS
     This MEMORANDUM OF MERGER OF LEASEHOLD INTERESTS (the “Memorandum”) is made effective as of the 18th day of September, 2007 (the “Effective Date”) by and between RIH Acquisitions IN, LLC, an Indiana limited liability company (“RIH Acquisitions”) and the City of East Chicago, Indiana, Department of Redevelopment, existing pursuant to Indiana Code 36-7-14 (the “City”).
WITNESSETH:
     WHEREAS, RIH Propco IN, LLC, an Indiana limited liability company and wholly owned subsidiary of RIH Acquisitions (“RIH Propco”) has a leasehold interest in certain real property situated in Lake County, Indiana, more particularly described in the Exhibit A attached hereto and made a part hereof (the “Real Estate”) as evidenced by that certain Memorandum of Redevelopment Project Lease, by and between the City and Showboat Marina Partnership dated October 25, 1995 and recorded November 10, 1995, as Document Number 95068690; assigned by that certain Lease Assignment and Assumption Agreement between Showboat Marina Partnership, as Assignor, and Showboat Marina Casino Partnership, as Assignee, dated March 28, 1996 and recorded March 29, 1996, as Document Number 96020394; as amended by that certain First Amendment to Redevelopment Project Lease between the City and Showboat Marina Casino Partnership, dated March 28, 1996 and recorded March 29, 1996, as Document Number 96020395; as further subject to that certain Acknowledgment of Commencement Date of Redevelopment Project Lease and Notice of Election to Take Possession dated March 28, 1996 and recorded March 29, 1996, as Document Number 96020396; as further amended by that certain Second Amendment of Redevelopment Project Lease between the City and Showboat Marina Casino Partnership, dated January 20, 1999 and recorded March 24, 1999, as Document Number 99025949; as further assigned by a Lease Assignment and Assumption Agreement between Showboat Marina Casino Partnership, as Assignor and RIH Acquisitions, as Assignee, dated April 26, 2005, and recorded April 28, 2005 as Document Number 2005-033880; and as finally assigned to RIH Propco by assignment dated October 25, 2006, and recorded October 27, 2006, as Instrument 2006-094333, all of record in the office of the Recorder of Lake County, Indiana, and collectively hereinafter referred to as the “Lease”.
     WHEREAS, RIH Acquisitions has a sublease hold interest in the Real Estate as evidenced by that certain Memorandum of Lease by and between RIH Propco, as sublessor, and RIH Acquisitions, as sublessee, dated October 25, 2006 and recorded as Instrument 2006094334 in the office of the Recorder of Lake County, Indiana (the “Sublease”).
     WHEREAS, pursuant to that certain Articles of Merger of RIH Propco IN, LLC with and into RIH Acquisitions IN, LLC effective as of the Effective Date hereof (the “Articles of Merger”), RIH Propco and RIH Acquisitions have been merged into a single entity, with RIH Acquisitions being the sole surviving entity (the “Merger”);

     WHEREAS, as a result of the Merger, the leasehold interests of RIH Propco and RIH Acquisitions, respectively, have automatically been merged into a single leasehold interest in RIH Acquisitions under the Lease;
     WHEREAS, RIH Acquisitions and the City now wish to enter into and record this Memorandum acknowledging of record such merger of leasehold interests and to recognize RIH Acquisitions as lessor pursuant to the Lease;
     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties agree as follows:
     1. Effective as of the effective date of the Articles of Merger, RIH Acquisitions shall, without any further action on the part of any party hereto or to the Lease, be deemed the lessee under the Lease, with this Memorandum serving as the City’s consent to the same to the extent any such consent is required by law or under the terms of the Lease.
     2. This Memorandum was prepared for recording pursuant to Indiana Code § 36-2-11-20 to put all persons on notice of the above-noted merger of interests and the rights and obligations of the parties under the Lease.
     3. This Memorandum may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one agreement, but, in making proof of this Memorandum, it shall not be necessary to produce or account for more than one such counterpart.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have caused this Memorandum to be executed and delivered by their duly authorized representatives as of the Effective Date.

RIH ACQUISITIONS:	RIH ACQUISITIONS IN, LLC,
an Indiana limited liability company

By: Peter C. Walsh
Printed: Peter C. Walsh
Title: Vice President

CITY:	THE CITY OF EAST CHICAGO, INDIANA DEPARTMENT OF REDEVELOPMENT

By:

Printed:

Title:

Attest:

Printed:

Title:

ACKNOWLEDGMENT

STATE OF Nevada	)
	)	SS:
COUNTY OF Clark	)
     Before me the undersigned, a Notary Public in and for said County and State, personally appeared Peter C. Walsh, known to me to be the person who, as the Vice President of RIH Acquisitions IN, LLC, an Indiana limited liability company, signed the same, and who acknowledged the execution of the foregoing for and on behalf of said limited liability company as such officer, and who, having been duly sworn, stated that the representations therein contained are true.
     WITNESS MY HAND and Notarial Seal this 18th day of Sept., 2007.

My Commission Expires:	Theresa D. Padilla Notary Public — Written
Aug. 11, 2009

My County of Residence:	Theresa D. Padilla Notary Public — Printed
Clark County
NOTARY: AFFIX SEAL
(SEAL)

     IN WITNESS WHEREOF, the undersigned have caused this Memorandum to be executed and delivered by their duly authorized representatives as of the Effective Date.

RIH ACQUISITIONS:	RIH ACQUISITIONS IN, LLC,
an Indiana limited liability company

By:

Printed:

Title:

CITY:	THE CITY OF EAST CHICAGO, INDIANA DEPARTMENT OF REDEVELOPMENT

	By:	/s/ John D. Artis
	Printed:	John D. Artis
	Title:	Ex. Director

	Attest:	/s/ Carmen A. Fernandez
	Printed:	Carmen A. Fernandez
	Title:	Counsel

ACKNOWLEDGMENT

STATE OF INDIANA	)
	)	SS:
COUNTY OF LAKE	)
     Before me the undersigned, a Notary Public in and for said County and State personally appeared John Artis and Carmen A. Fernandez known to me to be the persons who, as Executive Director and [ILLEGIBLE], respectively, of the City of East Chicago, Indiana Department of Redevelopment, each signed the same, and who acknowledged the execution of the foregoing for and on behalf of said entity as such officer, and who, having been duly sworn, stated that the representations therein: contained are true.
     WITNESS MY HAND and Notarial Seal this 17 day of Sept., 2007.

My Commission Expires: June 1, 2009	Enedina Rodriguez Notary Public — Written

My County of Residence:	Enedina Rodriguez Notary Public — Printed
LAKE
NOTARY: AFFIX SEAL
This instrument prepared by Jason Ty Sibbitt, Esq., Bingham McHale LLP, 2700 Market Tower, 10 West Market Street, Indianapolis, Indiana 46204, (317) 635-8900. I affirm under the penalties for perjury, that I have taken reasonable care to redact each Social Security Number in this document, unless required by law.

Jason Ty Sibbitt

EXHIBIT A
LEGAL DESCRIPTION
Part of Fractional Section 22 and Fractional Section 15, Township 39 North, Range 9 west of the Second Principal Meridian, in Lake County, Indiana, more particularly described as follows:
Commencing at point “G” on the Southeasterly bulkhead line (established by U.S. Government permits of March 27, 1908, October 15, 1925 and July 5, 1932), and the Southwesterly right of way line of Aldis Avenue extended, thence South 46º 46’ 06” East (assumed Record Bearing) along the Southwesterly line of Aldis Avenue, 1376.00 feet to a Iron Pipe on the centerline of vacated Lake Place and the Point of Beginning; thence North 43º 15’ 00’ East, along the centerline of vacated Lake Place, 66.30 feet to a Iron Pipe on the Northeasterly right-of-way line of Aldis Avenue; thence North 34º 53’ 04’ East, 134.74 feet; thence North 87º 48’ 17” East, 79.47 feet; thence North 45º 33’ 40” East, 100.50 feet; thence North 27º 26’ 34” East a distance of 102.39 feet; thence North 35º 50’ 46” East, 100.24 feet; thence North 43º 17’ 00” East, 100.18 feet; thence North 73º 22’ 05” East, 92.36 feet; thence South 88º 52’ 08” East, 85.40 feet; thence South 45º 50’ 45” East, 106.63 feet; thence South 28º 53’ 00” East, 115.60 feet; thence South 29º 55’ 11” East, 43.65 feet; thence North 72º 41’ 04” East, along the North edge of a dock, 63.28 feet; thence North 17º 40’ 39” West, 68.50 feet; thence North 73º 08’ 53” East, 13.57 feet; thence South 17º 40’ 39” East, along the East edge of the dock, 576.84 feet; thence South 72º 59’ 54” West, 13.46 feet; thence North 17º 40’ 39” West, 47.95 feet; thence South 74º 17’ 22” West, along the South edge of the dock, 61.64 feet; thence South 09º 56’ 52” East, 57.80 feet; thence South 04º 06’ 11’ East, 100.97 feet; thence South 13º 30’ 52” West, 101.43 feet; thence South 12º 57’ 25” West, 101.27 feet; thence South 28º 36’ 02” East, 100.89 feet; thence South 36º 52’ 10” East, 100.32 feet; thence South 44º 18’ 16” East, 100.12 feet; thence South 63º 14’ 35” East, 107.70 feet; thence South 83º 56’ 42” East, 90.42 feet, thence North 03º 16’ 06” East, 100.05 feet; thence North 36º 03’ 33” East, 38.83 feet; thence South 30º 27’ 20” East, 37.74 feet; thence South 03º 35’ 32” East, 100.40 feet; thence South 01º 33’ 00” West, 100.00 feet; thence South 02º 24’ 49” West, 112.44 feet, thence South 06º 04’ 10” East, 58.35 feet; thence South 08º 43’ 41” East, 182.13 feet to the Southwesterly line of Aldis Avenue extended, thence South 46º 46’ 06” East, 15.24 feet to the East line of said Fractional Section 22; thence South 01º 46’ 06” East, along said East line, 325.27 feet, to a Monument found at Point “C” at the intersection of the East line of said Fractional Section 22 and the Northeasterly line of vacated Baltimore Avenue extended; thence North 46º 46’ 06” West, along the Northeasterly line of vacated Baltimore Avenue extended, 1284.86 feet; thence South 43º 13’ 54” West, 465.73 feet; thence North 43º 15’ 00” East. 319.49 feet, to the Southwesterly line of Aldis Avenue extended; thence North 46º 46’ 06” West, along said Southwesterly line, 330.00 feet to the Point of Beginning.
Containing 27.942 acres, more or less.